LEGG MASON TAX-FREE INCOME FUND
                    Legg Mason Maryland Tax-Free Income Trust
                  Legg Mason Pennsylvania Tax-Free Income Trust
               Legg Mason Tax-Free Intermediate-Term Income Trust

                              PRIMARY CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2005


         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the funds' Prospectus for Primary Class shares dated August 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC"). The funds' financial statements and the report of their independent registered public accounting firm are incorporated by reference from the funds' annual report to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectus or the annual report may be obtained without charge from the funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason"), by calling 1-800-822-5544.




                             Legg Mason Wood Walker,
                                  Incorporated
--------------------------------------------------------------------------------


                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (800) 822-5544

                                TABLE OF CONTENTS

                                                                            PAGE


DESCRIPTION OF THE FUNDS.......................................................2


FUND POLICIES..................................................................2


INVESTMENT STRATEGIES AND RISKS................................................4


SPECIAL FACTORS AFFECTING MARYLAND TAX-FREE AND PENNSYLVANIA TAX-FREE.........17


ADDITIONAL TAX INFORMATION....................................................22


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................26


VALUATION OF FUND SHARES......................................................28


PERFORMANCE INFORMATION.......................................................28


MANAGEMENT OF THE FUNDS.......................................................30


THE FUNDS' INVESTMENT MANAGER/ADVISER.........................................36


PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................39


THE FUNDS' DISTRIBUTOR........................................................41


DESCRIPTION OF THE TRUST......................................................43


OTHER INFORMATION.............................................................43


THE TRUST'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT..............44


THE TRUST'S LEGAL COUNSEL.....................................................44


THE TRUST'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................44


FINANCIAL STATEMENTS..........................................................44


RATINGS OF SECURITIES........................................................A-1


PROXY VOTING POLICIES........................................................B-1



     No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by a fund or its distributor. The Prospectus and this SAI do not constitute offerings by the funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                            DESCRIPTION OF THE FUNDS

         Legg Mason Tax-Free Income Fund ("Trust") is a non-diversified open-end management investment company that was established as a Massachusetts business trust under a Declaration of Trust dated November 21, 1990. Legg Mason Maryland Tax-Free Income Trust ("Maryland Tax-Free"), Legg Mason Pennsylvania Tax-Free Income Trust ("Pennsylvania Tax-Free") and Legg Mason Tax-Free Intermediate-Term Income Trust ("Tax-Free Intermediate") are separate series of the Trust.

                                  FUND POLICIES

         The following information supplements the information concerning each fund's investment objective, policies and limitations found in the Prospectus.

         Maryland Tax-Free's investment objective is to seek a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. Pennsylvania Tax-Free's investment objective is to seek a high level of current income exempt from federal income tax and Pennsylvania personal income tax, consistent with prudent investment risk and preservation of capital. Tax-Free Intermediate's investment objective is to seek a high level of current income exempt from federal income tax, consistent with prudent investment risk. The investment objective of each fund is non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval upon 60 days' prior written notice to shareholders.

         Each fund has adopted the following fundamental investment limitations, that cannot be changed except by a vote of its shareholders.

1. BORROWING: Each fund may not borrow money, except (i) in an amount not exceeding 33 1/3 % of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (ii) by entering into reverse repurchase agreements or dollar rolls;

2. UNDERWRITING: Each fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended ("1933 Act");

3. LOANS: Each fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. SENIOR SECURITIES: Each fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. REAL ESTATE: Each fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. COMMODITIES: Each fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7. CONCENTRATION: Each fund may not make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

         As a fundamental policy, under normal circumstances, Maryland Tax-Free and Pennsylvania Tax- Free will each invest at least 80% of its net assets in municipal obligations (as defined below) the interest on which is not subject to Maryland and Pennsylvania state and local taxes, respectively, exclusive of any such obligations the interest on which is a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item"). As a fundamental policy, under normal circumstances, Tax-Free Intermediate will maintain at least 80% of its net assets in municipal obligations the interest on which is not a Tax Preference Item.

     The foregoing fundamental investment limitations of a fund may be changed only by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (i) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (ii) of more than 50% of the outstanding voting securities of the fund, whichever is less.

         Although not a part of each fund's fundamental investment restriction on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry. For the purpose of a fund's fundamental limitation on concentration, private activity bonds issued by non-governmental users ("PABs") will not be considered municipal obligations.

         Unless otherwise stated, each fund's investment policies and limitations are non-fundamental and may be changed without shareholder approval. The following are some of the non-fundamental investment limitations that each fund currently observes:

1. BORROWING: Each fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. ILLIQUID SECURITIES: Each fund may invest up to 15% of its net assets in illiquid securities. For this purpose, illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the fund values the security.

3. SHORT SALES: Each fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchases or sold on a forward commitment or delayed delivery basis or other financial instruments.

4. MARGIN PURCHASES: Each fund may not purchase securities on margin, except that (i) each fund may obtain such short-term credits as are necessary for the clearance of transactions and (ii) each fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

     Each fund is a non-diversified fund; however, each fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), which requires that, among other things, at the close of each quarter of the fund's taxable year, (i) with respect to 50% of the value of its total assets, no more than 5% of that value may be invested in the securities of any one issuer and (ii) no more than 25% of that value may be invested in the securities of any one issuer. These limits do not apply to U.S. Government securities or securities of other RICs.

         Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of a fund, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation. Each fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments in an effort to maintain the required asset coverage and adequate liquidity.

                         INVESTMENT STRATEGIES AND RISKS

         The following information applies to all of the funds:

Municipal Obligations

         Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. Interest on certain tax-exempt PABs will constitute a Tax Preference Item. Accordingly, under normal circumstances, each fund's investment in obligations the interest on which is a Tax Preference Item, including PABs, will be limited to a maximum of 20% of its net assets.

         Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.

         The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities.

         The municipal obligations in which each fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities in order to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, a fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives a fund a specified, undivided pro rata interest in the total amount of the obligation.

         Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase contracts or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. If a governmental user were to invoke a non-appropriation clause, the security could lose much or all of its value or could be paid in ways that do not entitle the holder to a tax exemption on the payments.

         In determining the liquidity of a municipal lease obligation, the adviser will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well-established method of securing payment of a municipal obligation. A fund's investment in municipal lease obligations and participation interests therein will be treated as illiquid unless the adviser determines, pursuant to guidelines established by the Board of Trustees, that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the fund has valued the security.

     The municipal obligations in which each fund may invest also include zero coupon bonds and deferred interest bonds, although each fund currently does not intend to invest more than 5% of the value of its total assets in such instruments during the coming year. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. Like other municipal securities, the price can also reflect a premium or discount to par reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a delay before the regular payment of interest begins. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt obligations that provide for regular payments of interest. Each fund will accrue income on such investments for accounting purposes, which income must be distributed to shareholders for tax purposes.

         An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.

         Opinions relating to the validity of municipal obligations, to the exemption of interest thereon from federal income tax, Maryland state and local income taxes and Pennsylvania personal income tax, respectively, and in certain cases, to the lack of treatment of that interest as a Tax Preference Item, respectively, are rendered by counsel to the issuers at the time of issuance. Neither the funds nor the adviser will independently review the basis for such opinions.

         The United States Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. Proposals also may be introduced in state legislatures that could affect the state tax treatment of each fund's distributions. If any such proposals were enacted, the availability of municipal obligations for investment by the funds and the value of their assets could be materially and adversely affected. In such event, each fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

         The municipal obligations in which the funds may invest may also include obligations issued by or on behalf of the Commonwealth of Puerto Rico or its political subdivisions, agencies or instrumentalities. Such obligations may present a different set of risks than municipal obligations issued by mainland United States entities. Generally, not all of the types of municipal obligations described above may be available in Puerto Rico and the Puerto Rican economy may be subject to greater volatility due to a lack of market diversification. Continuing efforts for and against Puerto Rican statehood and the gradual elimination of special federal tax benefits to corporations operating in Puerto Rico, among other things, could lead to a weakened Puerto Rican economy and lower ratings and prices of Puerto Rican municipal obligations held by the funds.

Concentration

         Each fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, PABs or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one issue of bonds (such as proposed legislation affecting healthcare or the financing of a project, shortages or price increases of needed materials or declining markets or needs for the projects) would most likely affect other bonds in the same segment, thereby potentially increasing market risk. As a result, each fund is subject to greater risk than other funds that do not follow this practice.

When-Issued Securities

         Each fund may enter into commitments to purchase municipal obligations or other securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When a fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Each fund does not expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 25% of total assets.

         Delivery of and payment for when-issued securities normally take place 15 to 45 days after the date of the commitment. Interest rates on when-issued securities are normally fixed at the time of the commitment. Consequently, increases in the market rate of interest between the commitment date and settlement date may result in a market value for the security on the settlement date that is less than its purchase price. Thus, fluctuation in the value of the security from the purchase date will affect a fund's net asset value and share price. Typically, no interest accrues to the purchaser until the security is delivered.

         With regard to each such commitment, a fund maintains in a segregated account with the custodian, commencing on the date of such commitment, cash, U.S. Government securities or other appropriate liquid securities at least equal in value to the purchase price for the when-issued securities due on the settlement date. Each fund makes when-issued commitments only with the intention of actually acquiring the securities subject thereto, but a fund may sell these securities before the settlement date if market conditions warrant. When payment is due for when-issued securities, a fund meets its obligations from then-available cash flow, from the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation).

Callable Bonds

         Callable municipal bonds are municipal bonds that carry a provision permitting the issuer to redeem the bonds prior to their maturity dates at a specified price, which typically reflects a premium over the bonds' original issue price. If the proceeds of a bond owned by a fund called under circumstances favorable to the issuer are reinvested, the result may be a lower overall yield on such proceeds upon reinvestment because of lower prevailing interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the funds, depending on the price at which such bonds were redeemed.

         Each callable bond is "marked-to-market" daily based on the bond's call date so that the call of some or all of a fund's callable bonds is not expected to have a material impact on that fund's net asset value. In light of the previously described pricing policies and because each fund follows certain amortization procedures required by the Internal Revenue Service, each fund does not expect to suffer any material adverse impact in connection with a call of bonds purchased at a premium. Notwithstanding such policies, however, as with any investment strategy, a call may have a more substantial impact than anticipated.

         Callable bonds generally have call-protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years from the date of issue, after which time such bonds may be redeemed by the issuer. An issuer may generally be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If interest rates decline as the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may in fact be redeemed by the issuers.

Stand-By Commitments

         Each fund may acquire "stand-by commitments" with respect to its investments in municipal obligations. A stand-by commitment is a put (that is, the right to sell the underlying security within a specified period of time at a specified exercise price that may be sold, transferred or assigned only with the underlying security) that entitles the fund to same-day settlement. Under a stand-by commitment, a broker, dealer or bank agrees to purchase, at the fund's option, specified municipal obligations at amortized cost plus accrued interest. The total amount paid for outstanding stand-by commitments held by a fund will not exceed 25% of the fund's total assets calculated immediately after each stand-by commitment is acquired.

         When a fund exercises a stand-by commitment that it has acquired from a dealer with respect to municipal obligations held by it, the dealer normally pays the fund an amount equal to (1) the fund's acquisition cost of the municipal obligations (excluding any accrued interest which the fund paid on its acquisition) less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus
(2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. The fund's right to exercise stand-by commitments is unconditional and unqualified and exercisable by the fund at any time prior to the underlying securities' maturity.

         A stand-by commitment is not transferable by a fund without the underlying securities, although the fund could sell the underlying municipal obligations to a third party at any time. The fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Each fund intends to enter into stand-by commitments only with those banks, brokers and dealers that in the adviser's opinion present minimal credit risks.

         Each fund intends to acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not ordinarily affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments would not affect the average weighted maturity of the assets of a fund.

Fixed, Variable and Floating Rate Obligations

         Each fund may invest in fixed, variable and floating rate municipal obligations. A variable rate obligation differs from an obligation with a fixed rate coupon, the value of which fluctuates in inverse relation to interest rate changes; that is, the market value of fixed rate obligations generally declines when market interest rates increase, and increases when market interest rates decline. If interest rates decline below the coupon rate, generally the obligation sells at a premium. If interest rates increase above the coupon rate, generally the obligation sells at a discount. The magnitude of such fluctuations is also a function of the period of time remaining until the obligation matures. Short-term fixed rate obligations are minimally affected by interest rate changes; the greater the remaining period until maturity, the greater the fluctuation in value of a fixed rate obligation is likely to be.

         Variable rate obligation coupons are not fixed for the full term of the obligation, but are adjusted periodically based upon changes in prevailing interest rates. As a result, the value of variable rate obligations is less affected by changes in interest rates. The more frequently such obligations are adjusted, the less such obligations are affected by interest rate changes during the period between adjustments. The value of a variable rate obligation, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer.

         There is no limitation on the percentage of a fund's assets that may be invested in variable rate obligations. However, each fund will limit the value of its investment in any variable rate securities that are illiquid and in all other illiquid securities to 15% or less of its net assets.

         Floating rate obligations also are not fixed, but are adjusted as specified benchmark interest rates change. In other respects, their characteristics are similar to variable rate obligations, as discussed above.

         Each fund may also invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest. These notes may be supported by an unconditional bank letter of credit guaranteeing payment of the principal or both the principal and accrued interest. Because each fund invests in such securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a fund. Floating rate demand notes have an interest rate related to a known lending rate, such as the prime rate, and are automatically adjusted when such lending rate changes. Such securities often react to changes in market interest rates in a manner similar to shorter-term securities that mature at the time of the next interest rate reset for the variable or floating rate instrument. In calculating its dollar-weighted average maturity, a fund may determine the maturity of a variable or floating rate note according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.

Yield factors and Ratings

         The yield of a municipal obligation is dependent on a variety of factors, including general municipal securities market conditions, general fixed-income market conditions, the financial condition of the issuer, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue and expectations regarding changes in income tax rates.

          Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch Ratings ("Fitch") are private services that provide ratings of the credit quality of obligations. A description of the ratings assigned to obligations by Moody's, S&P and Fitch is included in Appendix A. A fund may consider these ratings in determining whether to purchase, sell or hold a security. The ratings represent Moody's, S&P's and Fitch's opinions as to the quality of the obligations which they undertake to rate. Ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, interest rate and rating may have different market prices. In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may not make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

         Each fund may only invest in investment grade securities. Investment grade securities are those rated within the four highest grades by Moody's, S&P, or Fitch or, if unrated, deemed by the adviser to be of comparable quality. Subsequent to its purchase by a fund, an issue of obligations may cease to be rated or its rating may be reduced below investment grade. If as a result of such a downgrading, or, for unrated securities, because the adviser determines they are no longer of comparable quality to investment grade securities, more than 5% of a fund's total assets are represented by securities rated below investment grade or the equivalent, the adviser will, as soon as practicable consistent with achieving an orderly disposition of the securities, sell such holdings until they represent 5% or less of the fund's total assets. Securities rated below investment grade are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher rated securities. These securities may be less liquid which means that the funds may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. The adviser will carefully monitor the continuing creditworthiness of issuers that have been downgraded.

         In addition to the agency ratings, there are other criteria which will be used by the adviser in selecting securities for a fund. Consideration will be given to the maturity and duration of each bond as well as its effect on the overall average maturity and duration of the portfolio. Analysis of the current and historical yield spreads is done to determine the relative value in any bond considered for purchase. The coupon level and call features also figure in the decision on the relative merits of an investment. Consideration is also given to the type of bond - whether it is a general obligation or a revenue bond. In addition to this examination of bond characteristics, significant effort is devoted to analysis of the creditworthiness of the bond issuer at the time of purchase and on an ongoing basis.

Securities Lending

         Each fund may engage in securities lending and may invest in zero coupon and deferred interest bonds. Any income from securities lending will be taxable.

         A fund may lend portfolio securities to dealers in municipal securities, brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund. During the time portfolio securities are on loan, the borrower will pay the fund an amount equivalent to any interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of taxable interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. A fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The risks of securities lending are similar to those of reverse repurchase agreements. Because interest from securities lending is taxable, each fund presently does not intend to loan more than 5% of its portfolio securities at any given time.

Reverse Repurchase Agreements

         A reverse repurchase agreement is a portfolio management technique in which a fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which includes an amount essentially equivalent to an interest payment. A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio instruments. A fund may also engage in reverse repurchase agreements in order to reinvest the proceeds in other securities or repurchase agreements. Such a use of reverse repurchase agreements would constitute a form of leverage.

         When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds are invested (in either case) would affect the market value of the fund's assets. As a result, such transactions could increase fluctuation in the fund's net asset value. If a fund reinvests the proceeds of the agreement at a rate lower than the cost of the agreement, engaging in the agreement will lower the fund's yield. While engaging in reverse repurchase agreements, each fund will segregate cash or other appropriate liquid securities with a value at least equal to the fund's obligation under the agreements.

         As the SEC considers reverse repurchase agreements to be borrowings, a fund will not engage in reverse repurchase agreements if total borrowings exceed 33 1/3% of its total assets.

Repurchase Agreements

         A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The funds will enter into repurchase agreements only with financial institutions determined by the adviser to present minimal risk of default during the term of the agreement.

         Repurchase agreements are usually for a term of one week or less but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. A fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a fund could be delayed or limited. However, the adviser monitors the creditworthiness of parties with which a fund may enter into repurchase agreements to minimize the prospect of such parties becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

         When a fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for that fund by a custodian bank or an approved securities depository or book-entry system. A fund's income from repurchase agreements will be taxable.

         In applying its investment policies and limitations, each fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

Other Taxable Investments

         For temporary defensive purposes, when, in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes, or pending the investment of the proceeds of the sale of shares, the funds may invest in taxable short-term investments consisting of: (i) obligations of the U.S. Government, its agencies and instrumentalities; (ii) certificates of deposit and bankers' acceptances of U.S. domestic banks with assets of one billion dollars or more; (iii) commercial paper or other corporate notes of high quality; and
(iv) any of such items subject to short-term repurchase agreements.

Futures and Option Strategies

         To protect against the effect of adverse changes in interest rates, each fund may purchase and sell interest rate futures contracts and options on securities indices and may purchase put options on interest rate futures contracts (practices known as "hedging"). A fund may purchase put options on interest rate futures contracts or sell interest rate futures contracts (that is, enter into a futures contract to sell the underlying security) to attempt to reduce the risk of fluctuations in its share value. A fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase the underlying security) to attempt to establish more definitely the return on securities the fund intends to purchase. The funds may not use these instruments for speculation or leverage. In addition, a fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Any gains from futures and options transactions will be taxable; accordingly, the adviser may not make extensive use of the techniques described.


         The success of a fund's strategies in reducing risks depends on many factors, the most significant of which is the adviser's ability to predict market interest rate changes correctly, which differs from its ability to select portfolio securities. In addition, a hedge could be unsuccessful if the changes in the value of a fund's futures contract or option positions do not correlate to the changes in the value of its investments. It is also possible that a fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a fund may need to sell a portfolio security at a disadvantageous time, due to the need for the fund to maintain "cover" or to segregate securities in connection with hedging transactions. Because the markets for futures and options are not always liquid, a fund may be unable to close out or liquidate its hedged position and may be locked in during a market decline. The adviser attempts to minimize the possible negative effects of these factors through careful selection and monitoring of each fund's futures and options positions. The adviser is of the opinion that a fund's investments in futures transactions will not have a material adverse effect on that fund's liquidity or ability to honor redemptions.


         The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities and also require different skills from the adviser in managing the portfolios. While utilization of options, future contracts and similar instruments may be advantageous to a fund, if the adviser is not successful in employing such instruments in managing a fund's investments or in predicting interest rate changes, that fund's performance will be worse than if the fund did not use such instruments. In addition, a fund will pay commissions and other costs in connection with such investments, which may increase that fund's expenses and reduce its yield.

         Each fund's current policy is to limit options and futures transactions to those described above. Each fund currently does not intend to purchase put and call options having a value in excess of 5% of its total assets.

Interest Rate Futures Contracts

         Interest rate futures contracts, which are traded on commodity futures exchanges, provide for the sale by one party and the purchase by another party of a specified type and amount of financial instruments (or an index of financial instruments) at a specified future date. Interest rate futures contracts currently exist covering such financial instruments as U.S. Treasury bonds, notes and bills, Ginnie Mae certificates, bank certificates of deposit and 90-day commercial paper. An interest rate futures contract may be held until the underlying instrument is delivered and paid for on the delivery date, but most contracts are closed out before then by taking an offsetting position on a futures exchange.

         A fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase an underlying financial instrument) when it intends to purchase fixed-income securities but has not yet done so. This strategy is sometimes called an anticipatory hedge. This strategy is intended to minimize the effects of an increase in the price of the securities the fund intends to purchase (but may also reduce the effects of a decrease in price), because the value of the futures contract would be expected to rise and fall in the same direction as the price of the securities the fund intends to purchase.

The fund could purchase the intended securities either by holding the contract until delivery and receiving the financial instrument underlying the futures contract, or by purchasing the securities directly and closing out the futures contract position. If the fund no longer wished to purchase the securities, it would close out the futures contract before delivery.

         A fund may sell a futures contract (that is, enter into a futures contract to sell an underlying financial instrument) to offset price changes of securities it already owns. This strategy is intended to minimize any price changes in the securities the fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the fund. The funds do not expect ordinarily to hold futures contracts they have sold until delivery or to use securities they own to satisfy delivery requirements. Instead, each fund expects to close out such contracts before the delivery date.

         The prices of interest rate futures contracts depend primarily on the value of the instruments on which they are based, the price changes of which, in turn, primarily reflect changes in current interest rates. Because there are a limited number of types of interest rate futures contracts, it is likely that the standardized futures contracts available to a fund will not exactly match the securities the fund wishes to hedge or intends to purchase, and consequently, will not provide a perfect hedge against all price fluctuation. However, since fixed-income instruments all respond similarly to changes in interest rates, a futures contract, the underlying instrument of which differs from the securities the fund wishes to hedge or intends to purchase, may still provide protection against changes in interest rate levels. To compensate for differences in historical volatility between positions a fund wishes to hedge and the standardized futures contracts available to it, the fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase.

Futures Trading

         If a fund does not wish to hold a futures contract position until the underlying instrument is delivered and paid for on the delivery date, it may attempt to close out the contract by entering into an offsetting position on a futures exchange that provides a secondary market for the contract. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract the fund has sold) at the current price as determined on the futures exchange. A fund's gain or loss on closing out a futures contract depends on the difference between the price at which the fund entered into the contract and the price at which the contract is closed out. Transaction costs in opening and closing futures contracts must also be taken into account. There can be no assurance that a fund will be able to offset a futures position at the time it wishes to, or at a price that is advantageous. If a fund were unable to enter into an offsetting position in a futures contract, it might have to continue to hold the contract until the delivery date, in which case it would continue to bear the risk of price fluctuation in the contract until the underlying instrument was delivered and paid for.

         At the time a fund enters into an interest rate futures contract, it is required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or "FCM"), a percentage of the contract's value. This amount, which is known as initial margin, generally equals 5% or less of the value of the futures contract. Initial margin is in the nature of a good faith deposit or performance bond and is returned to the fund when the futures position is terminated; after all contractual obligations have been satisfied. Futures margin does not represent a borrowing by a fund, unlike margin extended by a securities broker, and depositing initial margin in connection with futures positions does not constitute purchasing securities on margin for the purposes of a fund's investment limitations. Initial margin may be maintained either in cash or in appropriate liquid securities such as U.S. Government securities.

         As the contract's value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract's value moves against a fund (i.e., the fund's futures position declines in value), the fund may be required to make payments to the FCM, and, conversely, the fund may be entitled to receive payments from the FCM if the value of its futures position increases. This process is known as marking-to-market and takes place on a daily basis.

         In addition to initial margin deposits, a fund will instruct its custodian to segregate additional cash and appropriate liquid securities to cover its obligations under futures contracts it has purchased. The value of the assets held in the segregated account will be equal to the daily market value of all outstanding futures contracts purchased by a fund, less the amount deposited as initial margin. When a fund has sold futures contracts to hedge securities it owns, it will not sell those securities (or lend to another party) while the contracts are outstanding, unless it substitutes other similar securities for the securities sold or lent. A fund will not sell futures contracts with a value exceeding the value of securities it owns, except that a fund may do so to the extent necessary to adjust for differences in historical volatility between the securities owned and the contracts used as a hedge.

Risks of Interest Rate Future Contracts

         By purchasing an interest rate futures contract, a fund in effect becomes exposed to price fluctuations resulting from changes in interest rates, and by selling a futures contract a fund neutralizes those fluctuations. If interest rates fall, a fund would expect to profit from an increase in the value of the instrument underlying a futures contract it had purchased, and if interest rates rise, a fund would expect to offset the resulting decline in the value of the securities it owns by profits in a futures contract it has sold. If interest rates move in the direction opposite that which was contemplated at the time of purchase, however, a fund's positions in futures contracts could have a negative effect on the fund's net asset value. If interest rates rise when a fund has purchased futures contracts, the fund could suffer a loss in its futures positions. Similarly, if interest rates fall, losses in a futures contract a fund has sold could negate gains on securities the fund owns, or could result in a net loss to the fund. In this sense, successful use of interest rate futures contracts by a fund will depend on the adviser's ability to hedge the fund in the correct way at the appropriate time.

         Other than the risk that interest rates will not move as expected, the primary risk in employing interest rate futures contracts is that the market value of the futures contracts may not move in concert with the value of the securities a fund wishes to hedge or intends to purchase. This may result from differences between the instrument underlying the futures contracts and the securities a fund wishes to hedge or intends to purchase, as would be the case, for example, if a fund hedged U.S. Treasury bonds by selling futures contracts on U.S. Treasury notes.

         Even if the securities that are the objects of a hedge are identical to those underlying the futures contract, there may not be perfect price correlation between the two. Although the value of interest rate futures contracts is primarily determined by the price of the underlying financial instruments, the value of interest rate futures contracts is also affected by other factors, such as current and anticipated short-term and long-term interest rates, the time remaining until expiration of the futures contract, and conditions in the futures markets, which may not affect the current market price of the underlying financial instruments in the same way. In addition, futures exchanges establish daily price limits for interest rate futures contracts, and may halt trading in the contracts if their prices move upward and downward more than a specified daily limit on a given day. This could distort the relationship between the price of the underlying instrument and the futures contract, and could prevent prompt liquidation of unfavorable futures positions. The value of a futures contract may also move differently from the price of the underlying financial instrument because of inherent differences between the futures and securities markets, including variations in speculative demand for futures contracts and for debt securities, the differing margin requirements for futures contracts and debt securities, and possible differences in liquidity between the two markets.

Put Options on Interest Rate Futures Contracts

         Purchasing a put option on an interest rate futures contract gives a fund the right to assume a seller's position in the contract at a specified exercise price at any time up to the option's expiration date. In return for this right, the fund pays the current market price for the option (known as the option premium), as determined on the commodity futures exchange where the option is traded.

         A fund may purchase put options on interest rate futures contracts to hedge against a decline in the market value of securities the fund owns. Because a put option is based on a contract to sell a financial instrument at a certain price, its value will tend to move in the opposite direction from the price of the financial instrument underlying the futures contract; that is, the put option's value will tend to rise when prices fall, and fall when prices rise. By purchasing a put option on an interest rate futures contract, a fund would attempt to offset potential depreciation of securities it owns by appreciation of the put option. This strategy is similar to selling the underlying futures contract directly.

         A fund's position in a put option on an interest rate futures contract may be terminated either by exercising the option (and assuming a seller's position in the underlying futures contract at the option's exercise price) or by closing out the option at the current price as determined on the futures exchange. If the put option is not exercised or closed out before its expiration date, the entire premium paid would be lost by a fund. A fund could profit from exercising a put option if the current market value of the underlying futures contract were less than the sum of the exercise price of the put option and the premium paid for the option because the fund would, in effect, be selling the futures contract at a price higher than the current market price. A fund could also profit from closing out a put option if the current market price of the option is greater than the premium the fund paid for the option. Transaction costs must also be taken into account in these calculations. A fund may close out an option it had purchased by selling an identical option (that is, an option on the same futures contract, with the same exercise price and expiration date) in a closing transaction on a futures exchange that provides a secondary market for the option. A fund is not required to make futures margin payments when it purchases an option on an interest rate futures contract.

         Compared to the purchase or sale of an interest rate futures contract, the purchase of a put option on an interest rate futures contract involves a smaller potential risk to a fund because the maximum amount at risk is the premium paid for the option (plus related transaction costs). If prices of debt securities remain stable, however, purchasing a put option may involve a greater probability of loss than selling a futures contract, even though the amount of the potential loss is limited. The adviser will consider the different risk and reward characteristics of options and futures contracts when selecting hedging instruments.

Risks of Transactions in Options on Interest Rate Futures Contracts

         Options on interest rate futures contracts are subject to risks similar to those described above with respect to interest rate futures contracts. These risks include the risk that the adviser may not hedge a fund in the correct way at the appropriate time, the risk of imperfect price correlation between the option and the securities being hedged, and the risk that there may not be an active secondary market for the option. There is also a risk of imperfect price correlation between the option and the underlying futures contract.

         Although the adviser may purchase and write only those options for which there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular option at any particular time. If there were no liquid secondary market for a particular option, a fund might have to exercise an option it had purchased in order to realize any profit, and might continue to be obligated under an option it had written until the option expired or was exercised.

Regulatory Notification of Futures and Options Strategies

         The Trust has filed on behalf of the funds a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Under regulations adopted by the CFTC, futures contracts and related options may be used by a fund
(a) for hedging purposes, without quantitative limits, and (b) for other purposes to the extent that the amount of margin deposit on all such non-hedging futures contracts owned by the fund, together with the amount of premiums paid by the fund on all such non-hedging options held on futures contracts, does not exceed 5% of the market value of the fund's net assets. Each fund will not purchase futures contracts or related options if as a result more than 25% of the fund's total assets would be so invested. These limits on the funds' investments in futures contracts are not fundamental and may be changed by the Board of Trustees as regulatory agencies permit. Each fund will not modify these limits to increase its permissible futures and related options activities without supplying additional information in a supplement to the funds' current Prospectus or this SAI.

Disclosure of Portfolio Holdings

         The Board of Trustees of the Trust has adopted the following guidelines with respect to the disclosure of each fund's portfolio securities. The Trust's Board believes these policies are in the best interests of the funds and their shareholders and that they strike an appropriate balance between the desire of investors for information about the funds' portfolio holdings and the need to protect the funds from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by the Board upon the recommendations of the funds' investment adviser. The Board will be provided with reports regarding any determinations made by the Chief Legal Officer pursuant to the policy and any other material issues arising under the policies and can exercise oversight over the operation of the policies.

         Policy. Except as described below, no portfolio holdings information of a fund shall be provided to any individual, investor, or other person or entity unless specifically authorized by the funds' Chief Legal Officer or a person authorized by the Chief Legal Officer.

         Public Disclosure of Portfolio Holdings. Each fund distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period ends. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds website www.leggmasonfunds.com. Additionally, complete portfolio holdings information is filed with the Securities and Exchange Commission on Form N-Q for the first and third quarters of the fiscal year. The Trust's Form N-Q filings are available at the website of the Securities and Exchange Commission at http://www.sec.gov.

         Complete fund portfolio holdings information as of quarter end may be disclosed no sooner than the last business day of the month following such quarter-end, provided that such information has been made available to the public through postings on the Legg Mason Funds website at least one day previously.

         Partial information concerning each fund's portfolio holdings (such as top ten holdings) may be provided to fund shareholders and other persons in fact sheets and other formats on a monthly or quarterly basis no sooner than 11 business days after quarter or month end, provided that such information has been made available to the public through postings on the funds' website at least one day previously.

         Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the funds' guidelines.


         Non-Public Dissemination of Portfolio Holdings Information. From time to time, portfolio holdings that are not publicly available may be required by third parties in order to perform various services for the fund. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Legal Officer of the fund determines that
1) more current information is necessary in order for the third party to complete its task, 2) the fund has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s), and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public fund portfolio holdings information to any third party, except consideration received by each fund in connection with the services being provided to it by the third party which receives the non-public information. The investment adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to each fund may result in sales of fund shares.

         At the present time the fund has ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

     Service Providers:

     State Street Bank and Trust Company - Information is provided daily with no time lag.

     PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.

     Kirkpatrick & Lockhart Nicholson Graham LLP - Information is provided with Board materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.

     Other Third Parties:

     Lipper Analytical Services Corporation - Information is provided quarterly with a time lag of five business days.

     Charles River - Information is provided as needed with no time lag.

         In all cases the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

         Additionally, the fund may occasionally reveal certain of its current portfolio securities to broker dealers in connection with that broker dealer executing securities transactions on behalf of the fund. In such a case, a fund does not enter into a formal confidentiality agreement with the broker dealer but relies on the broker dealer's obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The fund would not continue to conduct business with a broker/dealer whom the fund's investment adviser believed was misusing the disclosed information.

         The funds' Board of Trustees, officers, and certain Legg Mason employees, including funds accounting, legal, compliance, marketing, administrative personnel and members of certain Legg Mason committees or groups, have access to each fund's portfolio holdings prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio information be kept confidential and not to trade securities on the basis of such information.

         Each fund may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to each fund's portfolio holdings or derived from each fund's portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds website or in other published form, so long as the Chief Legal Officer determines that the fund has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably give the recipient an advantage in trading fund shares or in any other way harm the fund or its shareholders.

o A small number of portfolio holdings (including information that a fund no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the fund or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

o General information about a fund's portfolio holdings that cannot be used to determine the fund's portfolio holdings or any portion thereof. This would include such characteristics of the fund as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

         The Chief Legal Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the fund and its shareholders, such determinations (whether made by the Chief Legal Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.

      SPECIAL FACTORS AFFECTING MARYLAND TAX-FREE AND PENNSYLVANIA TAX-FREE

Overview

         Because Maryland Tax-Free and Pennsylvania Tax-Free each focus investments in a specific state, certain risks associated with investment in each such fund are more pronounced than if those funds' investments were more widely diversified. These risks include the possible enactment of new legislation in the applicable state which could affect Maryland or Pennsylvania municipal obligations, economic factors which could affect these obligations and varying levels of supply and demand for Maryland or Pennsylvania municipal obligations.

         The following only highlights some of the more significant financial trends and problems and is based on information drawn from official statements and prospectuses relating to securities offerings of the states of the United States, the State of Maryland and the Commonwealth of Pennsylvania, their agencies and instrumentalities, as available on the date of this SAI. The funds assume no obligation to update this information.

Maryland Tax-Free

        STATE DEBT The Maryland Constitution prohibits the contracting of State general obligation debt unless it is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt is paid. As a uniform practice, each separate enabling act which authorizes the issuance of general obligation bonds for a given object or purpose has specifically levied and directed the collection of an ad valorem property tax on all taxable property in the State. The Board of Public Works is directed by law to fix by May 1 of each year the precise rate of such tax necessary to produce revenue sufficient for debt service requirements of the next fiscal year, which begins July 1. However, the taxes levied need not be collected if or to the extent that funds sufficient for debt service requirements in the next fiscal year have been appropriated in the annual State budget. Accordingly, this board, in annually fixing the rate of property tax after the end of the regular legislative session in April, takes account of appropriations of general funds for debt service.

         There is no general debt limit imposed by the Maryland Constitution or public general laws, but a special committee created by statute annually submits to the Governor an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the committee's responsibilities are advisory only, the Governor is required to give due consideration to the committee's findings in preparing a preliminary allocation of new general debt authorization for the ensuing fiscal year. The continuation of the credit ratings on State debt is dependent upon several economic and political factors, including the ability to continue to fund a substantial portion of the debt service on general obligation debt from general fund revenues in the annual State budget or to raise the rate of State property tax levies, and the ability to maintain the amount of authorized debt within the range of affordability.

         Consolidated Transportation Bonds are limited obligations issued by the Maryland Department of Transportation, the principal of which must be paid within 15 years from the date of issue, for highway, port, transit, rail or aviation facilities or any combination of such facilities. Debt service on Consolidated Transportation Bonds is payable from those portions of the excise tax on each gallon of motor vehicle fuel and the motor vehicle titling tax, all mandatory motor vehicle registration fees, motor carrier fees, and the corporate income tax as are credited to the Maryland Department of Transportation, plus all departmental operating revenues and receipts. Holders of such bonds are not entitled to look to other sources for payment. As of December 31, 2004, the principal amount of outstanding consolidated Transportation bonds was $1.088 billion.

         The Maryland Transportation Authority operates certain highway, bridge and tunnel toll facilities in the State. The tolls and other revenues received from these facilities are pledged as security for revenue bonds of the Transportation Authority issued under, and secured by, a trust agreement between the Transportation Authority and a corporate trustee. As of December 31, 2004, $763.3 million of the Transportation's revenue bonds were outstanding.

         In March 2002, the Transportation Authority issued revenue bonds in the amount of $264,075,000 for the construction of projects at BWI. In June 2002, the Transportation Authority issued revenue bonds in the amount of $117,345,000 for construction of a consolidated rental car facility. Parking garage revenues and Customer Facility Charge revenues from these projects will be pledged for the repayment of these bonds. In December 2003, the Transportation Authority issued revenue bonds in the amount of $69.7 million for the construction of projects at Baltimore/Washington International Airport ("BWI").

         The Department of Transportation entered into conditional purchase agreements in fiscal years 1999 and 2001, respectively, to provide financing for capital improvements at BWI and to expand parking in the vicinity of the airport at the Maryland Rail Commuter ("MARC") BWI rail station. The Department issued $42,750,000 Project Certificates of Participation for various Maryland Aviation Administration ("MAA") projects in May 1999, and $33,000,000 Project Certificates of Participation for the Maryland Transit Administrations' ("MTA") rail station project in October 2000. Revenues from these projects are pledged to the payment of principal and interest on the Certificates, and, therefore, these financings are not considered to be tax-supported.

         The Maryland Stadium Authority is responsible for financing and directing the acquisition and construction of one or more new professional sports facilities in Maryland. Currently, the Stadium Authority operates Oriole Park at Camden Yards, which opened in 1992. In connection with the construction of that facility, the Stadium Authority issued $155 million in notes and bonds. Those notes and bonds are lease-backed revenue obligations, the payment of which is secured by, among other things, an assignment of revenues received under a lease of Oriole Park at Camden Yards from the Stadium Authority to the State. In October 1993, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Sports Facility Bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. In accordance with that agreement, the Stadium authority issued its $17,850,000 Sports Facilities Lease Revenue Refunding Bonds in December 1998, to refund its outstanding Sports Facilities Lease Revenue Bonds, Series 1989C, and issued its $121,000,000 Sports Facilities Lease Revenue Refunding Bonds in December 1999, to refund its Sports Facilities Lease Revenue Bond Series 1989D. Annual net debt service on the Stadium Authority's obligations is $15.25 million.

         The Stadium Authority also was assigned responsibility for constructing expansions of the Convention Centers in Baltimore and Ocean City. The Baltimore Convention Center expansion cost $167 million and was financed through a combination of funding from Baltimore City bonds, Stadium Authority revenue bonds, and State general obligation bonds. In June 1998, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of its revenue bonds for the Baltimore City Convention Center using a combination of a variable rate refunding obligations and forward interest rate exchange agreements. The Ocean City Convention Center expansion cost $33.2 million and was financed through a matching grant from the state to Ocean City and a combination of funding from Ocean City and the Stadium Authority. Annual debt service in fiscal year 2004 on the obligations attributable to the Baltimore and Ocean City expansion projects was $9,800,000 and $1,490,000, respectively.

         The Stadium Authority currently operates M&T Bank Stadium (the home of the Baltimore Ravens), which opened in 1998. In connection with the construction of that facility, the Stadium Authority sold $87.565 million in lease-backed revenue bonds on May 1, 1996. The proceeds from the bonds, along with cash available from State lottery proceeds, investment earnings, and other sources were used to pay project design and construction expenses of approximately $229 million. The bonds are solely secured by an assignment of revenues received under a lease of the project from the Stadium Authority to the State. In June 1998, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Football Lease-Back Revenue Bonds using a combination of variable rate refunding obligations and forward interest rates exchange agreements. On December 15, 1997, the Stadium Authority issued $4,640,000 in Sports facilities Lease Revenue Bonds, Series 1997. The proceeds from these Bonds were used toward the construction of the M&T Bank Stadium. Authority debt service on the bonds is $7.3 million annually.

     The Stadium Authority was responsible for construction of a conference center in Montgomery County. The center cost $33,500,000 and is being financed through a combination of funding from Montgomery County and the Stadium Authority. In January 2003, the Stadium Authority issued up to $23,185,000 in lease-backed revenue bonds. The average annual debt service for this series is $1.75 million.

         The Stadium Authority was also authorized to provide development and construction of the Hippodrome Theatre as part of Baltimore City's West Side Development. The cost of renovating the theatre was $63,000,000 and is being financed by various sources. In July 2002, the Stadium Authority issued $20.25 million in taxable lease-backed revenue bonds. The average annual debt service for this series is $1.8 million.

     In February 2004, the Stadium Authority issued $8.73 million in taxable lease-back revenue bonds in connection with the renovations of the historic Camden Station located at the Camden Yards complex in Baltimore, Maryland. The cost of the renovation is projected to be $8 million. The Stadium Authority has executed a lease agreement with the Babe Ruth Museum for approximately 22,600 square feet, with the balance of 21,400 square feet being available to a commercial tenant. The average annual debt service of these bonds is $750,000.

         Certain other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Community Development Administration ("CDA") of the Department of Housing and Community Development, higher educational institutions (including St. Mary's College of Maryland, the University of Maryland System and Morgan State University), the Maryland Transportation Authority, the Maryland Water Quality Financing Administration ("WQFA") and the Maryland Environmental Service ("MES") have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from various sources, principally fees generated from use of the facilities or enterprises financed by the bonds. As of December 31, 2004, $2.416 billion of CDA bonds and notes were outstanding, $1.081 billion of higher education debt was outstanding, $89.5 million of WQFA bonds were outstanding, and $17.2 million of MES debt was outstanding.

         The State has financed, and expects to continue to finance, the construction and acquisition of various facilities through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the Maryland General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments.

        LOCAL SUBDIVISION DEBT The counties and incorporated municipalities in Maryland issue general obligation debt for general governmental purposes. The general obligation debt of the counties and incorporated municipalities is generally supported by ad valorem taxes on real estate, tangible personal property and intangible personal property subject to taxation. The issuer typically pledges its full faith and credit and unlimited taxing power to the prompt payment of the maturing principal and interest on the general obligation debt and to the levy and collection of the ad valorem taxes as and when such taxes become necessary in order to provide sufficient funds to meet the debt service requirements. The amount of debt which may be authorized may in some cases be limited by the requirement that it not exceed a stated percentage of the assessable base upon which such taxes are levied.

        OTHER RISK FACTORS The State has a population of 5.5 million, with employment based largely in services, trade and government. Those sectors, along with finance, insurance and real estate, are the largest contributors to the gross state product, according to the most recent census. Population is concentrated around the Baltimore and Washington, D.C. areas, and proximity to Washington, D.C. influences the above-average percentage of employees in government. Manufacturing, on the other hand, is a much smaller portion of employment then for the nation as a whole. Future economic difficulties in the service and high technology sectors that are being promoted by Maryland could have an adverse impact on the finances of the State and its subdivisions, and could adversely affect the market value of the Bonds in the Maryland Trust or the ability of the respective obligors to make payments of interest and principal due on such Bonds. In addition, Maryland's relatively high concentration of governmental employment makes the state potentially vulnerable to any decrease in federal, including military, and state governmental spending.

         The Port of Baltimore is one of the larger foreign trade ports in the United States and in the world and is a significant factor in Maryland's economy. The total cargo tonnage at the Port declined from 30,682,730 in 1982 to 24,739,101 in 2003. The Port handles both high value general cargo, including containers and automobiles, as well as bulk cargo such as coal and grain. The value of the tonnage handled increased from $14.2 billion in 1982 to $25.9 billion in 2003. The ability of the Port to sustain and improve its volume and value of cargoes is dependent, in part, upon national and worldwide economic conditions.

         The State and its subdivisions, and their respective officers and employees, are defendants in numerous legal proceedings, including alleged tort and breaches of contract and other alleged violations of laws. Although adverse decisions in these matters could require extraordinary appropriations not budgeted for, in the opinion of the Attorney General of Maryland, the legal proceedings are not likely to have a material adverse effect on the State's financial position.

Pennsylvania Tax-Free

         STATE DEBT Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. Pennsylvania had outstanding general obligation debt of $6.893 billion at June 30, 2004. Pennsylvania is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Over the five-year period ending June 30, 2009, Pennsylvania has projected that it will issue bonds totaling $4.405 billion and retire bonded debt in the principal amount of $2.693 billion.

         Certain agencies created by Pennsylvania have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon is not required. As of December 31, 2004, the combined total debt outstanding for all above-mentioned agencies was $ 17.003 billion. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. The only obligations of agencies in Pennsylvania that bear a moral obligation of Pennsylvania are those issued by the Pennsylvania Housing Finance Agency

("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia ("Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

        LOCAL GOVERNMENT DEBT Numerous local government units in Pennsylvania issue general obligations (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by Pennsylvania. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions. Electoral debt, i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligation debt.

         LITIGATION Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that the limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal year 2005 is $20 million. Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, UNISYS CORPORATION v. COMMONWEALTH involves a challenge on constitutional and statutory grounds to the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax. On October 25, 2002, the Pennsylvania Supreme Court issued a decision upholding the Commonwealth's statutory apportionment formula. Unisys' application for reargument with the Pennsylvania Supreme Court and petition for certiorari to the U.S. Supreme Court were denied. The decision in this matter denied relief to the taxpayer because it failed to carry its burden of proof and did not resolve the underlying issue. Thus, the decision has very limited applicability to the numerous cases pending which raise the identical issue and which collectively involve undetermined but significant dollars. Northbrook Life Insurance Co. is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania, in which the Pennsylvania Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982 is being challenged. This matter is being prepared for litigation. Settlement negotiations continue although the possibility of settlement appears to be unlikely. Estimates of refund potential vary widely, ranging from $50 million to $300 million. COUNTY OF ALLEGHENY v. COMMONWEALTH OF PENNSYLVANIA involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. POWELL v. RIDGE involves a challenge to the Commonwealth's system for funding public schools on the grounds that such system has the effect of discriminating on the basis of race in violation of Title VI of the Civil Rights Act of 1964. This case remains pending but does not appear to present a viable claim in its present form. DUQUESNE LIGHT CO. v. COMMONWEALTH involves several appeals covering a number of tax years and taxes. There is over $100 million in total disputed taxes, and issues raised included entitlement to the manufacturing exemption for capital stock tax purposes for the generation of electricity, where sales receipts should be sourced for corporate net income tax and gross receipts tax purposes. At present, these matters are the subject of discussion between the relevant parties as to how they might be resolved. The specific litigation matters described above are provided as an example only and do not compromise a complete listing of material ongoing or pending litigation involving the Commonwealth of Pennsylvania, its agencies, subdivisions and instrumentalities.

         OTHER RISK FACTORS Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of

Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, and educational and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania. Pennsylvania's annual average unemployment rate for the years 2000 through 2004 was consistent with the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for March 2005 was 5.4% and for the United States for March 2005 was 5.2%. The population of Pennsylvania, 12.4 million people in 2004, according to the U.S. Bureau of the Census, represents a population growing slower than the United States with a higher portion than the United States comprised of persons between 45 and 65 years of age. Per capita income in Pennsylvania was $33,348 for calendar year 2004, slightly above the per capita income of the United States of $32,837. Pennsylvania's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of Pennsylvania are made, closed fiscal years ended June 30, 2002, June 30, 2003 and June 30, 2004 with fund balances of $3.023 billion, $2.358 billion, and $3.006 billion respectively.

         The continuation of modest economic growth in the U.S. continues to positively impact the revenue estimates incorporated in the Commonwealth's enacted budget for fiscal year 2005. Actual revenues through April 2005 are nearly $374 million or 1.9 percent above the estimate enacted as part of the fiscal year 2005 budget. Based on projections of revenues, as incorporated in the Governor's proposed fiscal year 2006 budget released in February 2005, the General Fund is projected to have a preliminary ending balance for the fiscal year of $268 million.

         Changes in local economic conditions or local governmental policies within Pennsylvania, which can vary substantially by region, could also have a significant impact on the performance of municipal obligations held by the fund. The Cities of Philadelphia and Pittsburgh for example, experienced severe financial problems that impaired their ability to borrow money and adversely affected the ratings of their obligations and their marketability. While the fund may invest in obligations that are issued by obligors other than Pennsylvania or its political subdivisions (such as hospitals, universities, corporate obligors and corporate credit and liquidity providers) and obligations limited to specific revenue pledges (such as sewer authority bonds), the creditworthiness of these obligors may be partly dependent on the creditworthiness of Pennsylvania or its municipal authorities.

                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain tax considerations affecting each fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state or local taxes that may apply to them.

General

         For federal tax purposes, each fund is treated as a separate corporation. Each fund intends to continue to qualify for treatment as a RIC under the Code, so that it will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a fund so qualifies and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of certain obligations the interest on which is excludable from gross income under section 103(a) of the Code, that fund may pay "exempt-interest" dividends to its shareholders. Those dividends constitute the portion of the aggregate dividends (excluding capital gain distributions), as designated by the fund, equal to the excess of the fund's excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income; however, the amount of those dividends must be reported on the recipient's federal income tax return.

         To continue to qualify for treatment as a RIC under the Code, each fund must distribute annually to its shareholders at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Code plus its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income, if any, and net capital gain that it distributes to its shareholders. If any fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain and distributions that otherwise would be "exempt-interest dividends," as dividends (that is, ordinary income, except that for individual shareholders, the part of those distributions, if any, that is "qualified dividend income" would be taxable at the rate for net capital gain - a maximum of 15%) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         If and to the extent a fund receives interest on certain PABs, a proportionate part of the exempt-interest dividends it pays will be treated as a Tax Preference Item. In addition, exempt-interest dividends a corporate shareholder receives may be indirectly subject to the federal alternative minimum tax without regard to whether the distributing fund's tax-exempt interest is attributable to PABs.

         Interest on indebtedness a shareholder incurs or continues to purchase or carry fund shares generally is not deductible. Persons who are "substantial users" (or related persons) of facilities financed by PABs should consult their tax advisers before purchasing shares of a fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, a "substantial user" includes a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

         Up to 85% of social security and railroad settlement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         If fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received with respect to those shares, and any portion of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received with respect thereto.

         To the extent a fund's dividends are derived from taxable income from temporary investments, from net short-term capital gain or from the use of certain investment techniques, they are taxable to its shareholders as ordinary income (whether paid in cash or reinvested in fund shares) to the extent of its earnings and profits. No portion of those dividends will qualify for the corporate dividends-received deduction or the 15% maximum rate of federal income tax applicable to dividends that individual taxpayers receive through 2008. Distributions derived from net capital gain, if any, are taxable to shareholders as long-term capital gain regardless of the length of time they have held their fund shares (and irrespective of whether those distributions are paid in cash or reinvested in fund shares). The maximum tax rate applicable to a noncorporate taxpayer's net capital gain recognized on sales or exchanges through December 31, 2008, of capital assets held for more than one year is 15%. In the case of a

RIC such as a fund, the relevant holding period is determined by how long the fund has held the portfolio security on which the gain was realized, not by how long you have held your fund shares.

         A redemption of fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis in the redeemed shares (which normally includes any sales charge paid). An exchange of shares of any fund for shares of any other Legg Mason fund generally will have similar tax consequences. However, special tax rules apply if (1) a shareholder disposes of fund shares through a redemption or exchange within 90 days after the shareholder acquired the shares and (2) the shareholder subsequently acquires shares of that fund or of another Legg Mason fund without the imposition of a sales charge that otherwise would have been imposed except for the reinstatement privilege or exchange privilege. In these cases, any sales charge that was imposed on the purchase of the original shares will not be taken into account in determining the amount of gain or loss on the redemption or exchange - the tax effect of that charge will instead be deferred by being treated as having been incurred in connection with the newly acquired shares. In addition, if fund shares are purchased within 30 days before or after redeeming, at a loss, other shares of the same fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

         Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and capital gain distributions a fund declares in December of any year that are payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be reportable by shareholders for the year in which that December 31 falls.

         A fund may purchase zero coupon or other municipal obligations issued with original issue discount. As a holder of those securities, a fund must take into account for purposes of the Income Requirement the original issue discount that accrues thereon during the taxable year, even if the fund receives no corresponding payment on the securities during the year. Because each fund annually must distribute substantially all of its income, including accrued original issue discount (even if that discount is tax-exempt), to satisfy the Distribution Requirement, a fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.

Hedging Instruments

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from options and futures contracts a fund derives with respect to its business of investing in securities will be taxable and will be treated as qualifying income under the Income Requirement.

Maryland Taxes

         Distributions paid by Maryland Tax-Free to Maryland residents attributable to interest received or capital gains recognized by the fund on Maryland municipal obligations are exempt from Maryland state and local income taxes. Distributions attributable to interest received or capital gains recognized by the fund on certain obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States (including the government of Puerto Rico) also are exempt from Maryland state and local income taxes. Distributions attributable to the fund's other income or gains generally are subject to these taxes.

         Interest on indebtedness incurred by a shareholder to purchase or carry fund shares generally is not deductible for purposes of either Maryland state or local income tax. Fund shares held by an individual are not subject to the Maryland personal property tax. Dividends paid by the fund with respect to Maryland municipal obligations and profits realized on the sale or exchange of such obligations are not subject to the Maryland Franchise Tax imposed on "financial institutions" and measured by net earnings.

         In the case of individuals, Maryland imposes an income tax on Tax Preference Items. Interest paid on certain PABs is a Tax Preference Item. Accordingly if the fund holds such bonds, 50% of the interest thereon in excess of a threshold amount is subject to Maryland state and local tax.

         Dividends derived from interest on Maryland municipal obligations generally will not be exempt from taxation under the laws of states other than Maryland.

Pennsylvania Taxes

         Individual shareholders of Pennsylvania Tax-Free who are otherwise subject to the Pennsylvania personal income tax will not be subject to that tax on distributions by the fund that are attributable to interest on Pennsylvania municipal obligations or obligations issued by the federal government and certain federal agencies, instrumentalities and territories (including the government of Puerto Rico). Distributions attributable to most other sources, including gains, generally will not be exempt from Pennsylvania personal income tax.

         Shares that are held by individual shareholders who are Pennsylvania residents will be exempt from the Pennsylvania county personal property tax to the extent that the fund's portfolio consists of Pennsylvania municipal obligations or direct obligations of the United States on the annual assessment date. Nonresidents of Pennsylvania and corporations are not subject to this tax. Shareholders should consult their own tax advisors as to the application of this tax.

         For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Pennsylvania municipal obligations or direct obligations of the United States government are not taxable for purposes of the Philadelphia School District investment net income tax, provided that the fund reports to its shareholders the percentage of Pennsylvania municipal obligations and federal obligations held by it for the year. The fund will report such percentage to its shareholders. Shareholders should consult their individual tax advisors as to the application of this tax.

         Distributions from the fund of interest attributable to Pennsylvania municipal obligations or obligations issued by the United States government and certain federal agencies, instrumentalities and territories (including the government of Puerto Rico) are not subject to the Pennsylvania corporate net income tax. However, gains realized on the sale of shares that are attributable to Pennsylvania municipal obligations or obligations issued by the federal government, its agencies, instrumentalities and territories will be subject to such tax. The Pennsylvania Department of Revenue also takes the position that, for purposes of the Pennsylvania capital stock and franchise tax, a portion of the shares of funds similar to the fund are considered exempt assets of a corporation that applies the single-factor apportionment formula for the purpose of determining its capital stock value. The investment in the fund will be exempt in the same percentage that the exempt interest dividends of the fund bears to the total dividends of the fund.

         Dividends derived from interest on Pennsylvania municipal obligations generally will not be exempt from taxation under the laws of states other than Pennsylvania.

Other State and Local Income Taxes

         The exemption of certain interest income for federal income tax purposes does not necessarily result in exemption thereof under the income or other tax laws of any state or local taxing authority. A shareholder may be exempt from state and local income taxes on dividends attributable to interest income derived from obligations of the state, and municipalities or other localities therein, in which he or she is a resident but generally will be taxed on dividends attributable to interest income derived from obligations of other jurisdictions. Shareholders receive notification annually of the portion of each fund's tax-exempt income attributable to each state. Shareholders should consult their tax advisers about the tax status in their own states and localities of distributions from each fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Primary Class shares are available from Legg Mason, certain of its affiliates and unaffiliated entities having an agreement with Legg Mason.


         If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

Future First(R) Systematic Investment Plan and Transfer of Funds from Financial Institutions

         The Prospectus explains that you may buy additional Primary Class shares through the Future First(R) Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in Primary Class shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), each fund's transfer agent, to transfer funds each month from your Legg Mason brokerage account ("Brokerage Account"), your checking/savings account, or another Legg Mason fund to be used to buy additional shares. Legg Mason will send an account statement monthly. The transfer will also be reflected on your Legg Mason account statement or your regular checking account statement. You may terminate the Future First(R) Systematic Investment Plan at any time without charge or penalty.

         You may also buy additional Primary Class shares through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow you, on a pre-authorized basis, to have $50 or more automatically transferred monthly from your checking/savings account for investment in Primary Class shares of a fund.

Systematic Withdrawal Plan

         All Legg Mason funds in any Legg Mason account are eligible for the Systematic Withdrawal Plan. Any account with a net asset value of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. There are three ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Credit to brokerage account - fund shares can be redeemed on any business day of the month and the proceeds will be credited to the brokerage account in approximately two business days; (2) Check mailed by the funds' transfer agent - fund shares will be redeemed on the 25th of each month or next business day and a check for the proceeds will be mailed within three business days; or (3) ACH to checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Redemptions will be made at the net asset value per share determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open. You may change the monthly amount to be paid to you without charge by notifying Legg Mason or the affiliate with which you have an account. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting your Legg Mason Financial Advisor or Legg Mason Funds Investor Services. Each fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. Each fund, its transfer agent and Legg Mason will not be held liable for any delay in the distribution of payments made through the Systematic Withdrawal Plan.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. No fund will knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First(R) Systematic Investment Plan.

Other Information Regarding Redemptions

         Each fund reserves the right to modify or terminate the wire, telephone or Internet redemption services, as applicable to that fund, described in the Prospectus and this SAI at any time.

         The date of payment for a redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by a fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets a fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of a fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Clients of certain institutions that maintain omnibus accounts with the funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the fund's distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from Legg Mason without receiving or paying for such other services.

Redemption In-Kind

         Each fund reserves the right under certain conditions to honor any request for redemption, or combination of requests from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the fund, whichever is less, by making payment in whole or in part in the form of securities valued in the same way as they would be valued for purposes of computing each fund's net asset value per share. Any such redemption payments shall be made with portfolio securities that are readily marketable. If payment is made in securities, a shareholder generally will incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. The funds do not redeem in-kind under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the shareholders as a whole. A redemption in-kind may be considered the sale of securities by a fund to the party receiving the securities. Redemptions in-kind will not be done with Legg

Mason or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

                            VALUATION OF FUND SHARES

         Net asset value of a fund's shares is determined daily as of the close of regular trading on the Exchange, on every day that the Exchange is open, by dividing the value of the fund's total assets, less liabilities, by the number of shares outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When market quotations are readily available, portfolio securities are valued based upon market quotations, provided such quotations adequately reflect, in the adviser's judgment, the fair value of the security. Pursuant to SEC staff positions, market quotations are not "readily available" unless the fund reasonably believes it could obtain that price upon a current sale of the security. Pursuant to policies adopted by the Board of Trustees, the funds may use fair value pricing instead of market quotations to value securities if, because of special circumstances, a fund believes fair value pricing would more accurately reflect the price it expects to realize on a current sale of the securities.

         For valuation purposes, the market quotation shall be the last available bid price for a comparable position. Where such market quotations are not readily available, securities are valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The methods used by the pricing service and the quality of the valuations so established are reviewed by the adviser under the general supervision of the Board of Trustees. All other assets are valued at fair value as determined in good faith under procedures approved by the Trust's Board of Trustees. Premiums received on the sale of put and call options are included in each fund's net asset value, and the current market value of options sold by a fund will be subtracted from its net assets.

                             PERFORMANCE INFORMATION

     Total return calculations Average annual total return quotes used in each fund's advertising and other promotional materials ("Performance
Advertisements") are calculated according to the following formulas:

BEFORE-TAX

                P(1+T)n         =     ERV

where:          P               =     a hypothetical initial payment of $1,000
                T               =     average annual total return
                n               =     number of years
                ERV             =     ending redeemable value of a
                                      hypothetical $1,000 payment made at the
                                      beginning of the 1-, 5-, and 10-year
                                      periods at the end of the 1-, 5- and
                                      10-year periods (or fractional portion
                                      thereof).

AFTER-TAX

Pre-liquidation return (average annual total return after taxes on distributions):


                P(1+T)n         =     ATVD
where:          P               =     a hypothetical initial payment of $1,000
                T               =     average annual total return (after taxes
                                      on distributions)
                n               =     number of years
                ATVD            =     ending value of hypothetical $1,000
                                      payment made at the beginning of the 1-, 5-, and 10-year periods at the end of the 1-, 5- and 10-year periods (or fractional portion thereof) after taxes on fund distributions but not after taxes on redemption.

     POST-LIQUIDATION RETURN (average annual total return after taxes on distributions and on redemption)

                P(1+T)n         =     ATVDR

     (Assumptions are the same, except that "DR" calculates the ending value after taxes on distributions and on redemption.)

     Under the foregoing formulas, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last business day of the most recent available quarter prior to submission of the Performance Advertisements for publication. During times of market volatility, performance may vary greatly from the reported quarter-end average annualized returns; please contact your Legg Mason Financial Advisor, Legg Mason Funds Investor Services, or www.leggmasonfunds.com for more recent performance information. Total return, or "T" in the formulas above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by a fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

     YIELD Yields used in a fund's performance advertisements are calculated by dividing a fund's net investment income for a 30-day period ("Period"), by the average number of shares entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield quotations are calculated according to the following formula:

                YIELD   =     2[(a-b/cd + 1)^(6) - 1]

where:            a   =  dividends and interest earned during the Period
                  b   =  expenses accrued for the Period (net of reimbursements)
                  c   =  the average daily number of shares outstanding during
                         the Period that were entitled to receive dividends
                  d   =  the maximum offering price per share on the last day of the Period.

     Except as noted below, in determining interest earned during the Period (variable "a" in the above formula), a fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and
(2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For the purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next call date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

     Tax-exempt yield is calculated according to the same formula except that a = interest exempt from federal income tax earned during the Period. This tax-exempt yield is then translated into tax equivalent yield according to the following formula:


TAX EQUIVALENT YIELD = (E)/1-p + t

         E = tax-exempt yield
         p = stated  income  tax rate
         t = taxable yield

 MANAGEMENT OF THE FUNDS

     Under applicable law, the Board of Trustees is responsible for management of the Trust and provides broad supervision over its affairs. The Trust's officers manage the day-to-day operations of the Trust under the general direction of the Trust's Board of Trustees.

     The standing committees of the Board of Trustees include an Audit Committee, a Nominating Committee and an Independent Trustees Committee. All trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, are members of all three committees.


     The Audit Committee meets at least twice a year with the Trust's independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Trust, the auditor's assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissable non-audit services for which they are retained, and other matters. The Nominating Committee meets as necessary to review and nominate candidates for positions as trustees, to fill vacancies on the Board of Trustees, and to evaluate the performance of trustees. The selection and nomination of candidates to serve as independent trustees to the Trust is committed to the discretion of the Trust's current independent trustees. The Independent Trustees Committee considers matters related to fund operations and oversees issues related to the independent trustees. During the last fiscal year, the Audit Committee met four times, the Nominating Committee met one time and the Independent Trustees Committee met five times.


     The table below provides information about the Trust's trustees and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each trustee and officer is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Fund Secretary at the above address.

                            Position(s)       Term of
Name  and  Year  of         Held with        Office and     Number of Funds    Other                Principal Occupation(s)
Birth                       the Fumds       Length of Time  in Fund Complex  Directorships          During the Past Five
                                             Served (1)     Overseen          Held                       Years
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
Hearn, Ruby P.             Trustee           Since 2004     Director/        None              Senior Vice President Emerita of The
1940                                                        Trustee of all                     Robert Wood Johnson Foundation since
                                                            Legg Mason                         2001. Formerly: Senior Vice President
                                                            funds                              of The Robert Wood Johnson Foundation
                                                            consisting of                      (1996-2001).
                                                            23 portfolios.
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------

                                                        30


-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
Lehman, Arnold L.          Trustee           Since 1990     Director/        None              Director of The Brooklyn Museum of
1944                                                        Trustee of all                     Art since 1997; Trustee of American
                                                            Legg Mason                         Federation of Arts since 1998.
                                                            funds                              Formerly: Director of The Baltimore
                                                            consisting of                      Museum of Art (1979-1997).
                                                            23 portfolios.
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
Masters, Robin J.W.        Trustee           Since 2002     Director/        Chairman of the   Retired.Director of Bermuda SMARTRISK
1955                                                        Trustee of all   Board of          (non-profit) since 2001.  Formerly:
                                                            Legg Mason       Directors of      Chief Investment Officer of ACE
                                                            funds            Cap-a-Laige       Limited (insurance) (1986-2000).
                                                            consisting of    Ltd.
                                                            23 portfolios.   (management
                                                                             company for
                                                                             charitable
                                                                             trust)
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
McGovern, Jill E.          Trustee           Since 1990     Director/        None              Chief Executive Officer of The Marrow
1944                                                        Trustee of all                     Foundation since 1993.  Formerly:
                                                            Legg Mason                         Executive Director of the Baltimore
                                                            funds                              International Festival (1991 - 1993);
                                                            consisting of                      Senior Assistant to the President of
                                                            23 portfolios.                     The Johns Hopkins University
                                                                                               (1986-1990).
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------

                                                          31


-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
Mehlman, Arthur S.         Trustee           Since 2002     Director/        Trustee of the    Retired.  Director of The League for
1942                                                        Trustee of all   Royce Family of   People with Disabilities, Inc.;
                                                            Legg Mason       Funds             Director of University of Maryland
                                                            funds            consisting of     Foundation and University of Maryland
                                                            consisting of    21 portfolios;    College Park Foundation
                                                            23 portfolios.   Director of       (non-profits). Formerly:  Partner,
                                                                             Municipal         KPMG LLP (international accounting
                                                                             Mortgage &        firm) (1972-2002).
                                                                             Equity, LLC.
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
O'Brien, G. Peter          Trustee           Since 1999     Director/        Trustee of the    Trustee of Colgate University;
1945                                                        Trustee of all   Royce Family of   President of Hill House, Inc.
                                                            Legg Mason       Funds             (residential home care).  Formerly:
                                                            funds            consisting of     Managing Director, Equity Capital
                                                            consisting of    21 portfolios;    Markets Group of Merrill Lynch & Co.
                                                            23 portfolios.   Director of       (1971-1999).
                                                                             Renaissance
                                                                             Capital
                                                                             Greenwich
                                                                             Funds; Director
                                                                             of Technology
                                                                             Investment
                                                                             Capital Corp.
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
Rowan, S. Ford             Trustee           Since 2002     Director/        None              Consultant, Rowan & Blewitt Inc.
1943                                                        Trustee of all                     (management consulting); Chairman,
                                                            Legg Mason                         National Center for Critical Incident
                                                            funds                              Analysis, National Defense, since
                                                            consisting of                      2004; Director of Santa Fe Institute
                                                            23 portfolios.                     (scientific research institute) since
                                                                                               1999; Director of Annapolis Center
                                                                                               for Science-Based Public Policy since
                                                                                               1995.
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
Tarola, Robert M.          Trustee           Since 2004     Director/        None              Senior Vice President and Chief
1950                                                        Trustee of all                     Financial Officer of W.R. Grace & Co.
                                                            Legg Mason                         (specialty chemicals) since 1999.
                                                            funds
                                                            consisting of
                                                            23 portfolios.
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
Curley Jr., John F.        Chairman and      Since 1990     Chairman and     None              Chairman of the Board of all Legg
1939                       Trustee                          Director/                          Mason Funds. Formerly:  Vice Chairman
                                                            Trustee of all                     and Director of Legg Mason, Inc. and
                                                            Legg Mason                         Legg Mason Wood Walker, Incorporated
                                                            funds                              (1982-1998); Director of Legg Mason
                                                            consisting of                      Fund Adviser, Inc. (1982-1998) and
                                                            23 portfolios.                     Western Asset Management Company
                                                                                               (1986-1998) (each a registered
                                                                                               investment adviser).
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------

                                                        32


-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
Fetting, Mark R.           President and     President      Director/        Trustee of the    Senior Executive Vice President of
1954                       Trustee           since 2001;    Trustee of all   Royce Family of   Legg Mason, Inc.; Director and/or
                                             and Trustee    Legg Mason       Funds             officer of various Legg Mason
                                             since 2002     funds            consisting of     affiliates since 2000.  Formerly:
                                                            consisting of    21 portfolios.    Division President and Senior Officer
                                                            23 portfolios.                     of Prudential Financial Group, Inc.
                                                                                               and related companies, including fund
                                                                                               boards and consulting services to
                                                                                               subsidiary companies (1991-2000);
                                                                                               Partner, Greenwich Associates; Vice
                                                                                               President, T. Rowe Price Group, Inc.
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
Karpinski, Marie K. 1949   Vice President    Since 1990     Vice President   None              Vice President and Treasurer of all
                           and Treasurer                    and Treasurer                      Legg Mason Funds.  Vice President and
                                                            of all Legg                        Treasurer of Legg Mason Fund Adviser,
                                                            Mason funds                        Inc. and Western Asset Funds, Inc.;
                                                            consisting of                      Treasurer and Principal Financial and
                                                            23 portfolios.                     Accounting Officer of Pacific
                                                                                               American Income Shares, Inc., Western
                                                                                               Asset Premier Bond Fund, Western
                                                                                               Asset/Claymore U.S. Treasury
                                                                                               Inflation Protected Securities Fund,
                                                                                               and Western Asset/Claymore U.S.
                                                                                               Treasury Inflation Protected
                                                                                               Securities Fund 2.
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
Merz, Gregory T.           Vice President    Since 2003     Vice President   None              Vice President and Deputy General
1958                       and Chief Legal                  and Chief                          Counsel of Legg Mason, Inc. since
                           Officer                          Legal Officer                      2003. Formerly: Associate General
                                                            of all Legg                        Counsel, Fidelity Investments (1993-
                                                            Mason funds                        2002); Associate, Debevoise &
                                                            consisting of                      Plimpton (law firm) (1985-1993).
                                                            23 portfolios.

-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------
Olmert, Amy M.             Vice President    Since 2004     Vice President   None              Senior Vice President of Legg Mason,
1963                       and Chief                        and Chief                          Inc. since 2004.  Chief Compliance
                           Compliance                       Compliance                         Officer of Western Asset Funds, Inc.,
                           Officer                          Officer of all                     Pacific American Income Shares, Inc.,

                                                        33


                                                            Legg Mason                         Western Asset Premier Bond Fund,
                                                            funds                              Western Asset/Claymore U.S. Treasury
                                                            consisting of                      Inflation Protected Securities Fund,
                                                            23 portfolios.                     and Western Asset/Claymore U.S.
                                                                                               Treasury Inflation Protected
                                                                                               Securities Fund 2 since 2004.
                                                                                               Formerly: Managing Director, Deutsche
                                                                                               Asset Management (1997-2004).
-------------------------- ----------------- -------------- ---------------- ----------------- -------------------------------------

(1) Officers of the Trust are elected annually to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

         Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their employment with the funds' investment adviser or its affiliated entities (including the funds' principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

         The following table shows each trustee's ownership of shares of the funds and of all the Legg Mason funds served by the trustee as of December 31, 2004:

------------------------------- ------------------------------------------------------ -------------------------------
   Name of Trustee                                                                     Aggregate Dollar Range
                                                                                              of Shares in the
                                                                                              Legg Mason Funds
                                        Dollar Range of Equity Securities in:                Owned by Trustees
------------------------------- ------------------------------------------------------ -------------------------------
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------------------------------------
------------------------------- ----------------------------- ------------------------ -------------------------------
Ruby P. Hearn                    Maryland Tax-Free                        None               $10,001 - $50,000
                                 Pennsylvania Tax-Free                    None
                                 Tax-Free Intermediate                    None
------------------------------- ----------------------------- ------------------------ -------------------------------
------------------------------- ----------------------------- ------------------------ -------------------------------
Arnold L. Lehman                 Maryland Tax-Free                        None               Over $100,000
                                 Pennsylvania Tax-Free                    None
                                 Tax-Free Intermediate                    None
------------------------------- ----------------------------- ------------------------ -------------------------------
------------------------------- ----------------------------- ------------------------ -------------------------------
Robin J.W. Masters               Maryland Tax-Free                        None               $50,001 - $100,000
                                 Pennsylvania Tax-Free                    None
                                 Tax-Free Intermediate                    None
------------------------------- ----------------------------- ------------------------ -------------------------------
------------------------------- ----------------------------- ------------------------ -------------------------------
Jill E. McGovern                 Maryland Tax-Free                     $10,001-$50,000       Over $100,000
                                 Pennsylvania Tax-Free                    None
                                 Tax-Free Intermediate               $50,001-$100,000
------------------------------- ----------------------------- ------------------------ -------------------------------
------------------------------- ----------------------------- ------------------------ -------------------------------
Arthur S. Mehlman                Maryland Tax-Free                        None               $50,001 - $100,000
                                 Pennsylvania Tax-Free                    None
                                 Tax-Free Intermediate                    None
------------------------------- ----------------------------- ------------------------ -------------------------------

                                                        34


------------------------------- ----------------------------- ------------------------ -------------------------------
G. Peter O'Brien                 Maryland Tax-Free                        None               Over $100,000
                                 Pennsylvania Tax-Free                    None
                                 Tax-Free Intermediate                    None
------------------------------- ----------------------------- ------------------------ -------------------------------
------------------------------- ----------------------------- ------------------------ -------------------------------
S. Ford Rowan                    Maryland Tax-Free                        None               Over $100,000
                                 Pennsylvania Tax-Free                    None
                                 Tax-Free Intermediate                    None

------------------------------- ----------------------------- ------------------------ -------------------------------
------------------------------- ----------------------------- ------------------------ -------------------------------
Robert M. Tarola                 Maryland Tax-Free                        None               Over $100,000
                                 Pennsylvania Tax-Free                    None
                                 Tax-Free Intermediate                    None

------------------------------- ----------------------------- ------------------------ -------------------------------
----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
----------------------------------------------------------------------------------------------------------------------
------------------------------- ----------------------------- ------------------------ -------------------------------
John F. Curley Jr.               Maryland Tax-Free                     $10,001-$50,000       Over $100,000
                                 Pennsylvania Tax-Free                    None
                                 Tax-Free Intermediate                    None
------------------------------- ----------------------------- ------------------------ -------------------------------
------------------------------- ----------------------------- ------------------------ -------------------------------
Mark R. Fetting                  Maryland Tax-Free                        None               Over $100,000
                                 Pennsylvania Tax-Free                    None
                                 Tax-Free Intermediate                    None
------------------------------- ----------------------------- ------------------------ -------------------------------

                  The following table provides certain information relating to the compensation of the Trust's trustees. None of the Legg Mason funds has any retirement plan for its trustees. However, each director may participate in a deferred compensation plan as discussed below.

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                  Total Compensation from Trust and
                                                Aggregate Compensation                      Fund Complex
      Name of Person and Position                     From Trust*                        Paid to Trustees**
---------------------------------------- -------------------------------------- --------------------------------------
----------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Ruby P. Hearn***
Trustee                                                 $4,860                                 $36,250
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Arnold L. Lehman
Trustee                                                 $5,920                                 $85,000
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Robin J.W. Masters
Trustee                                                 $5,160                                 $71,250
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Jill E. McGovern
Trustee                                                 $5,050                                 $75,000
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Arthur S. Mehlman****
Trustee                                                 $5,540                                $133,221
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
G. Peter O'Brien ****
Trustee                                                 $5,050                                $149,350
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
S. Ford Rowan
Trustee                                                 $4,860                                 $67,500
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Robert M. Tarola***
Trustee                                                 $4,860                                 $36,250

---------------------------------------- -------------------------------------- --------------------------------------
----------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
John F. Curley, Jr.
Chairman of the Board and Trustee                        None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Mark R. Fetting
Trustee                                                  None                                   None
---------------------------------------- -------------------------------------- --------------------------------------

* Represents compensation paid to each trustee for the fiscal year ended March 31, 2005.

                                       35


** Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2004. There are 12 open-end investment companies in the Legg Mason Funds consisting of 23 portfolios.

***  Dr. Hearn and Mr. Tarola were elected as directors of the fund on August 11, 2004.

**** The total compensation paid to Messrs. Mehlman and O'Brien reflects compensation paid by The Royce Funds, consisting of 21 portfolios, in addition to that paid by the Legg Mason Funds.

         Officers and trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. For serving as a director/trustee of all the Legg Mason mutual funds, each trustee who is not an interested person of the Trust ("Independent Trustee") receives an annual retainer of $30,000 and a fee of $7,500 for each quarterly meeting he or she attends. The Lead Independent Trustee receives $10,000 per year and the Chair of the Board's Nominating Committee receives $2,500 per year in additional compensation for their time and commitment. In addition, the Chair and Deputy Chair of the Board's Audit Committee receive $5,000 and $2,500 per year, respectively, for their additional time commitments. Independent Trustees will also receive a fee of $3,750 or $1,250 for any special Board meetings they attend in-person or by telephone, respectively. These fees are allocated to each Legg Mason fund based on average net assets as of December 31 of the previous year. Individual trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for each Corporation and Trust. The Legg Mason Funds reimburse Independent Trustees for their travel and other out-of-pocket expenses related to their attendance of Board meetings.

         On June 30, 2005, the trustees and officers of the Trust beneficially owned in the aggregate less than 1% of any class of each fund's outstanding shares.


         On June 30, 2005, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of a fund. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o the respective Fund at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202,
Attn: Fund Secretary.


------------------------------------------------------- --------------------------------------- ----------------------
                   NAME and ADDRESS                                   FUND/CLASS                   % OF CLASS HELD
------------------------------------------------------- --------------------------------------- ----------------------
------------------------------------------------------- --------------------------------------- ----------------------
Bear Stearns Securities Corp. fbo client                Tax-Free Intermediate-Term Income               5.10%
1 Metrotech Center North                                Trust
Brooklyn, NY 11201-3870
------------------------------------------------------- --------------------------------------- ----------------------


                      THE FUNDS' INVESTMENT MANAGER/ADVISER

         Legg Mason Fund Adviser, Inc. ("LMFA"), a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFA is a wholly owned subsidiary of Legg Mason, Inc which also is the parent of Legg Mason. LMFA serves as the manager for each fund under an Investment Advisory and Management Agreement ("Advisory Agreement") dated June 1, 2000. LMFA is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

         The Advisory Agreement provides that, subject to overall direction by the Board of Trustees, LMFA will manage the investment and other affairs of each fund. LMFA is responsible for managing each fund consistent with the 1940 Act, the Code, and the funds' investment objectives and policies described in the funds' Prospectus and this SAI.

     LMFA is obligated to (a) furnish each fund with office space and executive and other personnel necessary for the operations of the fund; (b) supervise all aspects of each fund's operations; (c) bear the expense of certain informational and purchase and redemption services to each fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Trust's officers and trustees. In addition, LMFA and its affiliates pay all compensation of trustees and officers of the Trust who are employees of the adviser. Each fund pays all its other expenses, which are not expressly assumed by the adviser. These expenses include, among others, interest expense, taxes, auditing and accounting fees, distribution fees, if any, fees and expenses of the independent trustees of the Trust, brokerage fees and commissions, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, transfer agency fees, legal expenses, insurance expenses, association membership dues, governmental fees, costs of shareholder meeting and proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, and the expense of reports to shareholders. Each fund also pays the expenses for maintenance of its financial books and records, including computation of the fund's daily net asset value per share and dividends. Each fund is also liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. Each fund also may have an obligation to indemnify the trustees and officers of the Trust with respect to litigation.

         Under the Advisory Agreement, the adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

     With respect to each fund, the Advisory Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Trust's Board of Trustees, by vote of a majority of each fund's outstanding voting securities, or by the adviser, on not less than 60 days' prior notice to the other party to the Agreement and may be terminated immediately upon the mutual written consent of both parties to the Agreement.

         As explained in the Prospectus, the adviser receives for its services a fee, calculated daily and payable monthly, at an annual rate of 0.55% of the average daily net assets of each fund. LMFA currently intends to voluntarily waive fees or reimburse expenses, so that Primary class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 0.70% of average daily net assets attributable to Primary class shares of each fund. These waivers are currently expected to continue until August 1, 2006, but may be terminated at any time.

      For the fiscal years ended March 31, the funds incurred advisory fees of (prior to fees waived):

---------------------------------- ------------ ------------ ------------
                                      2005         2004         2003
---------------------------------- ------------ ------------ ------------
---------------------------------- ------------ ------------ ------------
Maryland Tax-Free                  $891,067     $928,579     $912,012
---------------------------------- ------------ ------------ ------------
---------------------------------- ------------ ------------ ------------
Pennsylvania Tax-Free              $411,216     $436,473     $410,319
---------------------------------- ------------ ------------ ------------
---------------------------------- ------------ ------------ ------------
Tax-Free Intermediate              $406,331     $411,817     $360,276
---------------------------------- ------------ ------------ ------------

   For the fiscal years ended March 31, the following advisory fees were waived:
---------------------------------- ------------ ------------ ------------
                                      2005         2004         2003
---------------------------------- ------------ ------------ ------------
---------------------------------- ------------ ------------ ------------
Maryland Tax-Free                   $366,888     $413,315     $393,643
---------------------------------- ------------ ------------ ------------
---------------------------------- ------------ ------------ ------------
Pennsylvania Tax-Free               $230,300     $247,440     $205,806
---------------------------------- ------------ ------------ ------------
---------------------------------- ------------ ------------ ------------
Tax-Free Intermediate               $241,404     $258,307     $249,035
---------------------------------- ------------ ------------ ------------

         Under the Advisory Agreement, each fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated or until the right is withdrawn in writing by LMFA.

         Pursuant to a Sub-Advisory Agreement between LMFA and LM Trust dated June 1, 2000 ("Sub-Advisory Agreement"), LM Trust acts as each fund's adviser. LM Trust is also a wholly owned subsidiary of Legg Mason, Inc. Under the Sub-Advisory Agreement, LM Trust is responsible, subject to the general supervision of LMFA and the Trust's Board of Trustees, for the actual management of each fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For LM Trust's services to each fund, LMFA (not the funds) pays LM Trust a fee, computed daily and payable monthly, at an annual rate of 0.50% of that fund's average daily net assets (net of any waivers or reimbursements by LMFA of its fee).

         For the fiscal years ended March 31, LMFA paid the following fees to LM Trust on behalf of the funds:

---------------------------------- ------------ ------------ ------------
                                      2005         2004         2003
---------------------------------- ------------ ------------ ------------
---------------------------------- ------------ ------------ ------------
Maryland Tax-Free                  $476,526     $468,422     $471,245
---------------------------------- ------------ ------------ ------------
---------------------------------- ------------ ------------ ------------
Pennsylvania Tax-Free              $164,469     $171,848     $185,921
---------------------------------- ------------ ------------ ------------
---------------------------------- ------------ ------------ ------------
Tax-Free Intermediate              $149,934     $139,555     $101,128
---------------------------------- ------------ ------------ ------------

         Under the Sub-Advisory Agreement, LM Trust will not be liable for an error of judgment or mistake of law or for any loss suffered by the adviser or the funds in connection with the performance of the Sub-Advisory Agreement, except that LM Trust may be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligation or duties thereunder.

Portfolio Manager

Jane Trust, CFA, and Scott Pierce, CFA are co-portfolio managers of the funds primarily responsible for their day-to-day management. The table below provides information regarding other accounts for which Ms. Trust and Mr. Pierce have day-to-day management responsibility.

As of March 31, 2005:

                                                                       Number of Accounts
                                                                        Managed for which
                                                                         Advisory Fee is        Assets Managed for
                                  Number of                             Performance-Based      which Advisory Fee is
                                   Accounts     Total Assets Managed                             Performance-Based
       Type of Account             Managed
------------------------------- --------------- --------------------- ----------------------- ------------------------
------------------------------- --------------- --------------------- ----------------------- ------------------------
Registered Investment                 1             $421 million               None                     $0
Companies
Other pooled investment              None                $0                    None                     $0
vehicles
Other accounts                        37            $119 million               None                     $0


         LM Trust has not identified any material conflicts of interest arising in the connection with the manger's simultaneous management of the funds' investments and the investments of other accounts managed by the adviser. Due to the nature of the funds' investments in investment grade, tax-free fixed-income securities with wide and liquid markets, the investment opportunities presented can generally be employed in the management of all appropriate accounts. Any potential conflicts are handled in accordance with LM Trust's trade allocation policy.

As compensation for their portfolio management function, each portfolio manager is paid a competitive base salary and each is eligible to receive a discretionary bonus. Each portfolio manager is compensate based on a variety of factors, including contribution to portfolio performance, contribution to the research and investment process, and compliance with regulatory and prospectus requirements. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned. Although some portion of portfolio manager compensation is broadly based on performance, portfolio "performance" is defined generally as meeting shareholder objectives as reflected in the funds' prospectus rather than more narrowly as maximizing total return. Compensation relating to management of the Legg Mason mutual funds and compensation relating to the management of other accounts are based on the same factors and no one type of account figures more heavily in the calculation of compensation.

As of March 31, 2005, Ms. Trust and Mr. Pierce owned no shares of the funds.

         The funds, LM Trust, LMFA and Legg Mason each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by a fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. With respect to transactions in Legg Mason funds, personnel covered by the code: must submit proposed transactions in Legg Mason funds for pre-clearance; must hold fund shares purchased for at least sixty days; and are prohibited from using their knowledge of the portfolio of a Legg Mason fund to engage in any trade or short-term trading strategy involving that fund.

         The Legg Mason funds have developed proxy voting procedures whereby, subject to Board oversight, the advisers and/or sub-advisers that actually manage the assets of the Funds are delegated the responsibility for assessing and voting the Funds' proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the Portfolio and its adviser and its affiliates. Copies of the proxy voting policies and procedures of the adviser are attached as Appendix B-1 to this SAI.

         Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through http://www.leggmasonfunds.com/aboutlmf or the SEC's Internet site at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under each Advisory Agreement and Sub-Advisory Agreement, LMFA and LM Trust are responsible for the execution of portfolio transactions. Corporate, municipal and government debt securities are generally traded on the over-the-counter ("OTC") market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, the adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions for agency transactions or spreads (on so-called "riskless principal" transactions) to broker-dealers who provide research and analysis. A fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a fund, the Adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. Furthermore, the lack of a centralized mechanism for reporting bids, offers and transaction prices in fixed-income securities can at times make it difficult for the Adviser to discover the best available price.

         Consistent with the policy of most favorable price and execution, LM Trust may give consideration to research, statistical and other services furnished by brokers or dealers to the adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these brokers a higher brokerage commission than may be charged by other brokers or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and the provision of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to LM Trust in connection with services to clients other than the funds whose brokerage generated the service. On the other hand, research and analysis received by the Adviser from broker-dealers executing orders for clients other than the funds may be used for the funds' benefit. LM Trust's fee is not reduced by reason of their receiving such brokerage and research services.

         Although the funds do not expect to purchase securities on a commission basis, the funds may use Legg Mason as broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, a fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

         Except as permitted by SEC rules or orders, no fund may buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal, including so-called "riskless principal" trades. The Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act, whereby a fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant. These procedures, among other things, limit each fund's investment in the amount of securities offered in an underwriting in which Legg Mason or any of its affiliated persons is a participant so that the fund together with all other registered investment companies having the same investment adviser, and private accounts controlled by the same investment adviser may not purchase more than 25% of the principal amount of the offering of such class. In addition, a fund may not purchase securities during the existence of an underwriting if Legg Mason is the sole underwriter of those securities or if such purchase is designated as a "group sale" in an underwriting in which Legg Mason participates. In no case in which a fund purchases securities in an underwriting in which Legg Mason of any affiliated person is a participant can the fund purchase the securities from Legg Mason or the affiliated persons. Because Legg Mason is a principal underwriter of municipal obligations and because new issues of municipal securities often are sold pursuant to group sales, the funds may be precluded from purchasing certain new issues of municipal securities or may be permitted to make only limited investments therein.

         Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from receiving compensation for executing transactions on an exchange for its affiliates, such as the funds, unless the affiliate expressly consents by written contract. The Advisory Agreement and Sub-Advisory Agreement expressly provide such consent.

         Investment decisions for each fund are made independently from those of other funds and accounts advised by LM Trust. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

Portfolio turnover

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. Each fund's portfolio turnover rate may vary from year to year, depending on market conditions. A high turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by a fund. It may also change the character of capital gains, if any, realized by a fund and would affect dividends paid to shareholders because short-term capital gains are taxable as ordinary income.

         For the fiscal years ended March 31, each fund's portfolio turnover rates were as follows:

-------------------------------- ----------------------- ----------------------

                  Fund                    2005                   2004
-------------------------------- ----------------------- ----------------------
-------------------------------- ----------------------- ----------------------
Maryland Tax-Free Income Trust            9.2%                   7.5%
-------------------------------- ----------------------- ----------------------
-------------------------------- ----------------------- ----------------------
Pennsylvania Tax-Free Income Trust        8.9%                   18.3%
-------------------------------- ----------------------- ----------------------
-------------------------------- ----------------------- ----------------------
Tax-Free Intermediate Income             12.6%                   18.5%
Trust

-------------------------------- ----------------------- ----------------------


                             THE FUNDS' DISTRIBUTOR

         Legg Mason acts as distributor of each fund's shares pursuant to an Underwriting Agreement with the Trust. Except as noted in the Prospectus, the Trust's shares are distributed in a continuous offering. The Underwriting Agreement obligates Legg Mason to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of the Prospectus and periodic reports used in connection with the offering to prospective investors (after the Prospectus and reports have been prepared, set in type and mailed to existing shareholders each fund's expense) and for supplementary sales literature and advertising costs.

         Under the Underwriting Agreement, each fund has the non-exclusive right to use the name "Legg Mason" until that agreement is terminated, or until the right is withdrawn in writing by Legg Mason.

         Each fund has adopted a Distribution and Shareholder Services Plan ("Plan") for Primary Class shares which, among other things, permits each fund to pay Legg Mason fees for its services related to sales and distribution of Primary Class shares and for the provision of ongoing services to Primary Class shareholders. Payments are made only from assets attributable to Primary Class shares. Under the Plan, the aggregate fees may not exceed an annual rate of 0.25% of the fund's average daily net assets attributable to Primary Class shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Primary Class shares only. Legg Mason may pay all or a portion of the fees to its financial advisors. The Plan has been amended to make clear that, of the aggregate 0.25% fees, 0.125% is paid for distribution services and 0.125% is paid for ongoing services to shareholders. The amendments also specify that the fund may not pay more in distribution fees than 6.25% of total new gross assets, plus interest, as specified in the rules of the National Association of Securities Dealers, Inc. ("NASD").

Amounts payable by a fund under a Plan need not be directly related to the expenses actually incurred by Legg Mason on behalf of the fund. The Plan does not obligate a fund to reimburse Legg Mason for the actual expenses Legg Mason may incur in fulfilling its obligations under the Plan. Thus, even if Legg Mason's actual expenses exceed the fee payable to Legg Mason at any given time, a fund will not be obligated to pay more than that fee. If Legg Mason's expenses are less than the fee it receives, Legg Mason will retain the full amount of the fee.

         The Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Trustees"). In approving the continuance of the Plan, in accordance with the requirements of Rule 12b-1, the Trustees determined that there was a reasonable likelihood that the Plan would continue to benefit each fund and its present and future Primary Class shareholders. The trustees considered, among other things, the extent to which the potential benefits of the Plan to each fund's Primary Class shareholders could offset the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of each fund's Primary Class shares, as applicable, would be likely to maintain or increase the amount of compensation paid by a fund to its adviser.

         In considering the costs of the Plan, the trustees gave particular attention to the fact that any payments made by a fund to Legg Mason under the Plan would increase the fund's level of expenses in the amount of such payments. Further, the trustees recognized that LMFA and the adviser would earn greater management fees if a fund's assets were increased, because such fees are calculated as a percentage of the fund's assets and thus would increase if net assets increase. The trustees further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plan was implemented.

         Among the potential benefits of the Plan, the trustees noted that the payment of commissions and service fees to Legg Mason and its investment executives could motivate them to improve their sales efforts with respect to each fund's Primary Class shares and to maintain and enhance the level of services they provide to a fund's shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling a fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by a fund in connection with the Plan. Furthermore, the investment management of a fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

The Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the Board of Trustees, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to a fund by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting Primary Class shares of that fund. Any change in the Plan that would materially increase the distribution costs to a fund requires shareholder approval; otherwise, the Plan may be amended by the trustees, including a majority of the 12b-1 Trustees.

In accordance with Rule 12b-1, the Plan provides that Legg Mason will submit to the Trust's Board of Trustees, and the trustees will review at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made.

         As compensation for its services and expenses, Legg Mason receives annual distribution fees equal to 0.125% and annual service fees equal to 0.125% of each fund's average daily net assets attributable to Primary Class shares in accordance with the Plan. The distribution and service fees are calculated daily and paid monthly. Legg Mason has voluntarily agreed to waive its fees and reimburse each fund if and to the extent its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates of each fund's average daily net assets attributable to Primary Class shares for such month, or certain asset levels, whichever occurs first, in accordance with the schedules described previously.

         For the fiscal year ended March 31, 2005, the funds paid distribution and/or service fees to Legg Mason, pursuant to the Plan from assets attributable to Primary Class shares as follows:

Maryland Tax-Free                           $405,031
----------------------------------- --------------------------
----------------------------------- --------------------------
Pennsylvania Tax-Free                       $186,916
----------------------------------- --------------------------
----------------------------------- --------------------------
Tax-Free Intermediate                       $184,696
----------------------------------- --------------------------

                                       42


         For the fiscal year ended March 31, 2005, Legg Mason incurred the following expenses:
---------------------------------- ------------------ -------------------- ------------------
                                       Maryland            Pennsylvania          Tax-Free
                                       Tax-Free            Tax-Free          Intermediate
---------------------------------- ------------------ -------------------- ------------------
---------------------------------- ------------------ -------------------- ------------------
Compensation to sales personnel
                                            $185,000              $85,000            $84,000
---------------------------------- ------------------ -------------------- ------------------
---------------------------------- ------------------ -------------------- ------------------

Advertising                                 $142,000             $130,000           $130,000
---------------------------------- ------------------ -------------------- ------------------
---------------------------------- ------------------ -------------------- ------------------

Printing and mailing of
prospectuses to prospective                  $35,000              $33,000            $33,000
shareholders
---------------------------------- ------------------ -------------------- ------------------
---------------------------------- ------------------ -------------------- ------------------

Administration, Overhead and              $1,204,000             $845,000           $965,000
Corporate Technology
---------------------------------- ------------------ -------------------- ------------------
---------------------------------- ------------------ -------------------- ------------------

Total expenses                            $1,566,000           $1,093,000         $1,212,000
---------------------------------- ------------------ -------------------- ------------------

         The foregoing are estimated and do not include all expenses fairly allocable to Legg Mason's or its affiliates' efforts to distribute each fund's Primary Class shares.

                            DESCRIPTION OF THE TRUST

         The Declaration of Trust authorizes the Trust to issue an unlimited number of shares and to create additional series, each of which may issue separate classes of shares. Each fund currently offers Primary class shares. Each share in a fund is entitled to one vote for the election of trustees and any other matter submitted to a vote of fund shareholders. Fractional shares have fractional voting rights. Voting rights are not cumulative. All shares in the funds are fully paid and nonassessable and have no preemptive or conversion rights.

         Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of trustees, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1), or the Board otherwise deems a meeting appropriate or necessary. The Trust will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective fund at 100 Light Street, Baltimore, Maryland 21202, Attn: Fund Secretary, stating the purpose of the proposed meeting and the matters to be acted upon.

         Each fund acknowledges that it is solely responsible for the information or any lack of information about it in the joint Prospectus and in this joint SAI, and no other fund is responsible therefore. There is a possibility that one fund might be deemed liable for misstatements or omissions regarding another fund in the Prospectus or in the joint SAI; however, the funds deem this possibility slight.

                                OTHER INFORMATION

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of each fund could, under certain circumstances, be held personally liable for the obligations of that fund and of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the funds and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from each fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of that fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which the adviser believes is remote. Upon payment of any liability incurred by a fund shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of that fund. The trustees intend to conduct the operations of each fund in such a way as to avoid, as far as reasonably possible, ultimate liability of the shareholders for liabilities of each fund.

                            THE TRUST'S CUSTODIAN AND
                     TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, MA 02105, serves as custodian of each fund's assets. BFDS, P.O. Box 953, Boston, MA 02103, as agent for State Street, serves as transfer and dividend-disbursing agent and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent to the funds assisting BFDS with certain of its duties as transfer agent. LMFS, an affiliate to Legg Mason, receives from BFDS for its services a percentage of the per account fees the funds pay BFDS for transfer agency services. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. Each fund reserves the right, upon at least 60 days' prior written notice, to institute other charges on shareholders to cover the fund's administrative costs. LMFS may also receive compensation for providing certain shareholder services to Institutional Class shareholders of the funds.

                            THE TRUST'S LEGAL COUNSEL

         Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Ave., N.W., Washington, D.C. 20036, serves as counsel to the Trust.

            THE TRUST'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland 21201, serves as the Trust's independent registered public accounting firm.

                              FINANCIAL STATEMENTS


         The Annual Report to Shareholders for the fiscal year ended March 31, 2005 contains the Trust's financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the funds' independent registered public accounting firm, all of which are hereby incorporated by reference herein.

APPENDIX A

   RATINGS OF SECURITIES
1.       Description of Moody's  Ratings

Municipal Bonds

         Aaa -- An obligation rated Aaa is judged to be of the highest quality, with minimal credit risk..

         Aa - An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and comprise what are generally known as high-grade bonds.

         A -- An obligation rated A is considered upper-medium-grade and are subject to low credit risk.. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics.

         Ba - An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

         B - An obligation rated B is considered speculative and is subject to high credit risk.

         Caa - An obligation rated Caa is judged to be of poor standing and is subject to very high credit risk.

         Ca - An obligation rated Ca is judged to be highly speculative and is likely in, or very near, default, with some prospect for recovery of principal and interest.

         C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

         Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating.

Municipal Notes

         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and for variable rated demand obligations are designated Variable Moody's Investment Grade ("VMIG"). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Notes bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Commercial Paper

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers with a Prime-1 ("P-1") rating will normally have the following characteristics: (1) leading market positions in well-established industries;
(2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

2. Description of S&P Ratings

Municipal Bonds

       AAA-This is the highest rating assigned by S&P to an obligation and indicates an extremely strong capacity to pay principal and interest.

       AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

       A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

       BBB-Bonds which are rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

       S & P may assign (+) or (-) modifiers to indicate relative strength or weakness within a particular rating category.

Municipal Notes

       Municipal notes with maturities of three years or less are usually given note ratings by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation SP-1+.

Commercial Paper

       A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

       A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

3.     Description of Fitch Ratings

Investment Grade Bonds

       AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events.

       AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

       A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse change in economic conditions and circumstances than bonds with higher ratings.

       BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

       Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Short-term Ratings

       F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1-Very Strong Credit Quality. Issues assigned this rating reflect assurance of timely payment only slightly less in degree than issues rated "F-1+".

APPENDIX B


                                LEGG MASON FUNDS
                              PROXY VOTING POLICIES
                               (Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. Voting Proxies - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. Proxy Voting Policies of Advisers to Legg Mason Funds - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. Funds' Proxy Voting Policies and Procedures - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4. Annual Review - An adviser's proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser's stated proxy voting policies and procedures.

5. Changes to Advisers' Policies and Procedures - On an annual basis, any changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                          Legg Mason Fund Adviser, Inc.
                               Proxy Voting Policy


LMFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds' Board reviews and approves the use of those policies and procedures. Accordingly, LMFA does not expect to have proxy -voting responsibility for any of the funds.

Should LMFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMFA (or its affiliates, if such conflict is known to persons responsible for voting at LMFA) and any fund, the Board of Directors of LMFA shall consider how to address the conflict and/or how to vote the proxies. LMFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

         Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason Wood Walker, Incorporated.

         LMFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

         Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason Wood Walker, Incorporated.

                              LEGG MASON TRUST, fsb

                                  PROXY VOTING


Background

LM Trust has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). If authority to vote proxies is established by the client by executing the Proxy Voting Form- Exhibit C of the Investment Management Agreement, our proxy voting guidelines have been tailored to reflect this specific contractual obligation. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, LM Trust will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than LM Trust) regarding the voting of any securities owned by its clients.

Voting Authority

In general, LM Trust shall undertake responsibility for proxy voting as follows:
(1) for accounts where LM Trust has no investment authority (such as when it serves as custodian or directed trustee), unless by agreement with LM Trust, LM Trust shall deliver proxies to the account owner or the party who exercises investment discretion over the account; (2) for accounts where LM Trust shares investment authority with another party (such as with a co-trustee), LM Trust shall assume the responsibility and authority with respect to the voting of proxies, unless by agreement with LM Trust, such other party expressly reserves to itself the voting of proxies for the account; (3) for accounts where LM Trust has sole investment authority, it shall assume the responsibility and authority with respect to the voting of proxies, unless such responsibility and authority expressly have been delegated to others (such as sub-advisers) or reserved to the trustee or other named fiduciary of a client account. For accounts where LM Trust has appointed a sub-adviser to manage the client account, LM Trust shall deliver proxies to the sub-adviser for its exercise of voting rights, unless such sub-adviser expressly disclaims the voting of proxies. An account owner or other beneficiary may direct LM Trust to refrain from voting a specific security, and name themselves or another person to so vote, while LM Trust retains voting authority over the other securities in the account.

With respect to shares over which LM Trust has voting authority, LM Trust will not decline to vote proxies except in extraordinary circumstances. Nor will LM Trust accept direction from others with regard to the voting of proxies, although LM Trust will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue. LM Trust may vote proxies related to the same security differently for different clients.

LM Trust seeks to identify any material conflicts that may arise between the interests of LM Trust and its clients. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by the Investment Policy Committee, voting in accordance with the previously established guidelines set forth by the Investment Policy Committee. The Investment Policy Committee may seek the advice or recommendation of an independent third party, in its sole discretion. The Investment Policy Committee is comprised of senior executives of LM Trust, as appointed by the Investment and Trust Committee of the LM Trust Board of Directors.


Voting Guidelines

         Proxies will not be voted without an analysis of the underlying issues involved. LM Trust's proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts' ultimate owners or beneficiaries. Any item on a proxy that would tend to inhibit the realization of maximum value shall receive a negative vote from LM Trust. Examples of such items would be any activities that could be viewed as "poison pill" maneuvers. On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with guidelines established by the LM Trust Investment Policy Committee, consistent with the policy of maximizing value.

Voting Records & Client Notification

         A complete record and file of all votes cast, and where appropriate, the reason therefore, shall be maintained by LM Trust. A proxy log will be maintained, including the following data: issuer name, exchange ticker symbol of the issuer's shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer's management team. Clients may obtain information with regard to the manner in which their proxies were voted, as well as the more detailed policies and procedures upon which this summary is based by contacting LM Trust at Legg Mason Trust, 100 Light Street, Baltimore, Maryland, 21202, attention: Proxy Administrator. In addition, when required by applicable banking or investment adviser statutes and rules, a description of these Policies and Procedures shall be provided to new clients prior to the inception of their account.

   Timing
         LM Trust personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

   Disclosure
         LM Trust' proxy policies are described in the firm's Part II of Form ADV. Prior to August 1, 2003, LM Trust will deliver a copy of LM Trust' Proxy Policy to all existing clients. New Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

      Voting Procedures When LM Trust Utilizes a Third Party Proxy Service

         If LM Trusties utilizing a third party proxy service in connection with certain client accounts, the Proxy Coordinator will ensure that the proxy service receives updated holdings for the affected accounts. The Proxy Coordinator will also ensure that the proxy service delivers its recommendations on a timely basis and that such information is provided to the Investment Management Team. After the Investment Management Team authorizes the proxy service to vote, the Proxy Coordinator will maintain records of the proxy service recommendations and voting reports.

      Corporate Actions

         All corporate action related material will be delivered to LM Trust's corporate action coordinator (the "Corporate Action Coordinator"), who will pay strict attention to any pending corporate actions that may be undertaken by, or with respect to, the issuers of securities held in client accounts. When the Corporate Action Coordinator receives notice of a pending corporate action, he or she will be responsible for coordinating with the Investment Management Team to determine the firm's desired course of action and communicating the firm's instructions to the custodian in a timely manner.

         The Corporate Action Coordinator will also keep accurate records of each corporate action and the steps that were taken by the firm in a corporate actions log.

                      COMMUNICATIONS WITH BENEFICIAL OWNERS


It is the policy of LM Trust to comply with the Shareholder Communications Act of the Securities and Exchange Commission. Under the Shareholder Communications Act, LM Trust is required to forward proxy materials to beneficial owners whose securities are held by LM Trust. Also, LM Trust is required to provide a corporate issuer, on request, with the names, addresses and securities positions of certain beneficial owners. It is the policy of LM Trust to solicit the consent of beneficial owners to determine whether disclosure is appropriate. For accounts opened on or before December 28, 1986, the beneficial owner must affirmatively consent to disclosure; for accounts opened after that date, the beneficial owner will be deemed to have consented to such disclosure if he has not affirmatively objected to disclosure.

Procedures

On the distribution of proxy material, LM Trust will respond to a request within seven days as to the number of sets of proxy materials and/or annual reports it needs for forwarding to beneficial owners.

LM Trust will forward proxy soliciting material and/or annual reports directly to beneficial owners within five business days after the date the material is received.

An executed proxy or a request for voting instructions will be forwarded to those beneficial owners whose securities are directly held by LM Trust within five business days after the date the proxy cards are received.